DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware
Pooled Trust

The Equity Income Portfolio

Prospectus February 28, 2001

Delaware Pooled Trust (Fund) offers 24 portfolios, which provide a no-load investment alternative for institutional clients and high net-worth individuals. The Fund is designed to meet the investment needs of discerning institutional investors and high net-worth individuals who desire experienced investment management and place a premium on personal service. This Prospectus offers The Equity Income Portfolio (Portfolio).


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The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus and any representation to the contrary is a criminal offense.
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

Table of contents

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Risk/Return Summary: Investments, Risks and Performance

The Equity Income Portfolio                                Page 1

Additional Investment Information                               3

Risk Factors                                                    5

Management of the Fund                                          7
Shareholder Services                                            9

How to Purchase Shares                                         10

Redemption of Shares                                           11
Valuation of Shares                                            12
Dividends and Capital Gains Distributions                      13
Taxes                                                          13

Financial Highlights                                           14

Appendix A                                                     15

Profile: The Equity Income Portfolio

What is the Portfolio's goal?

     The Equity Income Portfolio seeks to provide the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in dividend-paying stocks of large companies that we believe have long-term total return potential. That is, they offer both current income through dividends and capital growth potential through increases in stock prices. Our focus on stocks with high dividend yields is generally considered to be a value-oriented investment approach. Typically, we consider buying a stock when its dividend yield is higher than the average of the unmanaged S&P 500 Composite Stock Price Index. We also consider other valuation characteristics, such as repurchase activity, in seeking stocks that we believe are under-valued. We then consider the financial strength of the company, its management and developments affecting the security, the company or its industry. If the yield on a stock in the portfolio falls below the average of the S&P 500, the Portfolio generally sells that stock.

The Equity Income Portfolio also may invest up to 15% of its net assets in high-yield, higher risk corporate bonds, commonly known as "junk bonds." These bonds involve the risk that the issuing company may be unable to pay interest or repay principal. However, they can offer high income potential, which we believe can make a positive contribution to the Portfolio's performance. We carefully evaluate individual bonds before they are purchased and monitor them carefully while in the Portfolio. We look closely at each company and the characteristics of the bond to judge the ability of the company to pay interest and repay principal.

We conduct ongoing analysis of both the stock and bond markets to determine how much of the Portfolio should be allocated to stocks and how much to high-yield bonds.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected by declines in stock and high-yield bond prices, which could be caused by a drop in the stock market, interest rate changes, problems in the economy or poor performance of particular companies or sectors.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Equity Income Portfolio performed?
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
This bar chart and table can help you evaluate the risks of                    Total return (The Equity Income Portfolio)
investing in The Equity Income Portfolio. We show returns for
The Equity Income Portfolio for the past calendar year, as
well as average annual returns for one year and since                                            10.65%
inception - with the average annual returns compared to the                                    ----------
performance of the S&P 500 Index. The S&P 500 Index is an                                         2000
index of 500 widely held common stocks that is often used to represent the performance of the U.S. stock market. The
index is unmanaged and does not include the actual costs of
buying, selling and holding securities. The Portfolio's
past performance does not necessarily indicate how it will
perform in the future. During the periods shown, Delaware           During the period illustrated in this bar chart, The Equity
Management Company has voluntarily waived fees and paid             Income Portfolio's highest quarterly return was 8.42% for the
expenses of The Equity Income Portfolio. Returns would be           quarter ended December 31, 2000 and its lowest quarterly return
lower without the voluntary waiver and payment.                     was -5.16% for the quarter ended March 31, 2000.

                                                                              1

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
How has The Equity Income Portfolio performed? (continued)
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                                                                               Average annual returns for periods ending 12/31/00

                                                       The Equity Income                      S&P 500
                                                           Portfolio                           Index
1 year                                                      10.65%                            -9.10%
Since inception (6/30/99)                                    1.61%                             0.86%

What are The Equity Income Portfolio's fees and expenses?
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
Shareholder fees are fees paid directly from your investment.      Maximum sales charge (load) imposed on
                                                                    purchases as a percentage of offering
                                                                    price                                                      None

                                                                   Maximum sales charge (load) imposed on
                                                                    reinvested dividends                                       None

                                                                   Purchase reimbursement fees                                 None

                                                                   Redemption reimbursement fees                               None

                                                                   Exchange fees                                               None

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Annual Portfolio operating expenses are deducted from              Investment advisory fees(1)                                0.55%
The Equity Income Portfolio's assets.
                                                                   Distribution and service (12b-1) fees                       None

                                                                   Other expenses(1)                                          0.17%

                                                                   Total operating expenses(1)                                0.72%

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This example is intended to help you compare the cost              1 year                                                       $74
of investing in the Portfolio to the cost of investing
in other mutual funds with similar investment objectives.          3 years                                                     $230
We show the cumulative amount of Portfolio expenses on a
hypothetical investment of $10,000 with an annual 5%               5 years                                                     $401
return over the time shown.(2) This is an example only,
and does not represent future expenses, which may be               10 years                                                    $894
greater or less than those shown here.



(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.68% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.51% and 0.68%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Additional Investment Information

The Portfolio's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If the Portfolio's objective were changed, we would notify shareholders before the change became effective. The following chart gives a brief description of the securities in which the Portfolio may invest. The Portfolio may invest in a broad selection of securities consistent with its investment objective and policies. Please see the Statement of Additional Information for additional descriptions and risk information on these investments as well as other investments for the Portfolio.

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                         Securities                                                           How we use them
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
Common Stocks: Securities that represent shares of ownership       The Portfolio will invest in common stocks, some of which will
in a corporation. Stockholders participate in the                  be dividend paying stocks.
corporation's profits and losses indirectly, as the value of a corporation's shares tends to change as the corporation's
earnings fluctuate.
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Corporate Bonds: Debt obligations issued by a corporation.         The Portfolio may invest up to 15% of net assets in bonds rated below investment grade, though typically they are rated B or
                                                                   BB.
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Convertible Securities: Usually preferred stocks or                The Portfolio may invest a portion of its assets in convertible
corporate bonds that can be exchanged for a set number of          securities in any industry. Convertible securities acquired by
shares of common stock at a predetermined price. These             the Portfolio may be rated below investment grade or unrated.
securities offer higher appreciation potential than
nonconvertible bonds and greater income potential than
nonconvertible preferred stocks.
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Asset-Backed Securities: Bonds or notes backed by accounts         The Portfolio may invest in asset-backed securities rated in
receivables, including home equity, automobile or credit           one of the four highest rating categories by an NRSRO.
loans.
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U.S. Government Securities: U.S. Treasury securities are           The Portfolio invests in U.S. government securities for
backed by the "full faith and credit" of the United States.        temporary purposes. These securities are issued or guaranteed
Securities issued or guaranteed by federal agencies and U.S.       as to the payment of principal and interest by the U.S.
government sponsored instrumentalities may or may not be           government, or by various agencies or instrumentalities which
backed by the "full faith and credit" of the United States.        have been established or sponsored by the U.S. government.
In the case of securities not backed by the "full faith and
credit" of the United States, investors in such securities
look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment.
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Repurchase Agreements: An agreement between a buyer, such as       While the Portfolio is permitted to do so, it normally does not
the Portfolio, and a seller of securities in which the             invest in repurchase agreements except to invest cash balances
seller agrees to buy the securities back within a specified        or for temporary defensive purposes. In order to enter into
time at the same price the buyer paid for them, plus an            these repurchase agreements, the Portfolio must have collateral
amount equal to an agreed upon interest rate. Repurchase           of at least 102% of the repurchase price. The Portfolio will
agreements are often viewed as equivalent to cash.                 only enter into repurchase agreements in which the collateral is composed of U.S. government securities. Not more than 15% of the Portfolio's net assets may be invested in repurchase
                                                                   agreements having a maturity in excess of seven days.
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Restricted Securities: Privately placed securities whose           The Portfolio may invest in restricted securities, including
resale is restricted under securities law.                         securities eligible for resale without registration pursuant to
                                                                   Rule 144A under the Securities act of 1933. To the extent
                                                                   restricted securities are illiquid, the Portfolio will limit its investments in them in accordance with its policy
                                                                   concerning illiquid securities. See "Illiquid Securities"
                                                                   below.
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Illiquid Securities: Securities that do not have a ready           The Portfolio may invest no more than 15% of its net assets in
market, and cannot be easily sold within seven days at             illiquid securities.
approximately the price that the Fund has valued them.
Illiquid securities include repurchase agreements maturing
in more than seven days.
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Short-Term Debt Investments: These instruments include (1)         The Portfolio may invest in these instruments either as a means
time deposits, certificates of deposit and bankers                 to achieve its investment objective or, more commonly, as
acceptances issued by a U.S. commercial bank; (2) commercial       temporary defensive investments or pending investment in the
paper of the highest quality rating; (3) short-term debt           Portfolio's principal investment securities. When investing all
obligations with the highest quality rating; (4) U.S.              or a significant portion of the Portfolio's assets in these
government securities; and (5) repurchase agreements               instruments, the Portfolio may not be able to achieve its
collateralized by those instruments.                               investment objective.
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Time Deposits: Time deposits are non-negotiable deposits           Time deposits maturing in more than seven days will not be
maintained in a banking institution for a specified period         purchased by the Portfolio, and time deposits maturing from two
of time at a stated interest rate.                                 business days through seven calendar days will not exceed 15%
                                                                   of the total assets of the Portfolio.
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
                                                                              3
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Additional Investment Information (continued)

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                         Securities                                                           How we use them
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
When-Issued and Delayed-Delivery Securities: In these              The Portfolio may purchase securities on a when-issued or
transactions, instruments are purchased with payment and           delayed delivery basis. The Portfolio may not enter into
delivery taking place in the future in order to secure what        when-issued commitments exceeding in the aggregate 15% of the
is considered to be an advantageous yield or price at the          market value of the Portfolio's total assets less liabilities
time of the transaction. The payment obligations and the           other than the obligations created by these commitments. The
interest rates that will be received are each fixed at the         Portfolio will designate cash or securities in amounts
time the Portfolio enters into the commitment and no               sufficient to cover its obligations, and will value the
interest accrues to the Portfolio until settlement. Thus, it       designated assets daily.
is possible that the market value at the time of settlement
could be higher or lower than the purchase price if the
general level of interest rates has changed.
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Securities Lending: These transactions involve the loan of         The Portfolio may loan up to 25% of its assets to qualified
securities owned by the Portfolio to qualified dealers and         brokers/dealers or institutional investors. These transactions,
investors for their use relating to short-sales or other           if any, will generate additional income for the Portfolio.
securities transactions.
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Borrowing From Banks: The Portfolio may have pre-existing          The Portfolio may borrow money as a temporary measure or to
arrangements with banks that permit it to borrow money from        facilitate redemptions. The Portfolio does not intend to
time to time.                                                      increase its net income through borrowing.
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American Depositary Receipts (ADRs), European Depositary           The Portfolio may invest in sponsored and unsponsored ADRs that
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs       are actively traded in the United States.
are receipts issued by a U.S. depositary (usually a U.S.
bank) and EDRs and GDRs are receipts issued by a depositary        In conjunction with its investments in foreign securities, the
outside of the U.S. (usually a non-U.S. bank or trust              Portfolio may also invest in sponsored and unsponsored EDRs and
company or a foreign branch of a U.S. bank). Depositary            GDRs.
receipts represent an ownership interest in an underlying
security that is held by the depositary. Generally, the
underlying security represented by an ADR is issued by a
foreign issuer and the underlying security represented by an
EDR or GDR may be issued by a foreign or U.S. issuer.
Sponsored depositary receipts are issued jointly by the
issuer of the underlying security and the depositary, and
unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying
security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends or capital
gains that are made on the underlying security.
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Futures and Options: A futures contract is a bilateral             The Portfolio may invest in futures, options and closing
agreement providing for the purchase and sale of a specified       transactions related thereto. These activities will not be
type and amount of a financial instrument, or for the making       entered into for speculative purposes, but rather for hedging
and acceptance of a cash settlement, at a stated time in the       purposes and to facilitate the ability to quickly deploy into
future for a fixed price. A call option is a short-term            the market the Portfolio's cash, short-term debt securities and
contract pursuant to which the purchaser of the call option,       other money market instruments at times when the Portfolio's
in return for the premium paid, has the right to buy the           assets are not fully invested. The Portfolio may only enter
security or other financial instrument underlying the option       into these transactions for hedging purposes if it is
at a specified exercise price at any time during the term of       consistent with its investment objective and policies. The
the option. A put option is a similar contract which gives         Portfolio may not engage in such transactions to the extent
the purchaser of the put option, in return for a premium,          that obligations resulting from these activities in the
the right to sell the underlying security or other financial       aggregate exceed 25% of the Portfolio's assets.
instrument at a specified price during the term of the
option.
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Foreign Currency Transactions: The Portfolio may invest in         Although the Portfolio values its assets daily in terms of U.S.
securities of foreign issuers and may hold foreign currency.       dollars, it does not intend to convert its holdings of foreign
In addition, the Portfolio may enter into contracts to             currencies into U.S. dollars on a daily basis. The Portfolio
purchase or sell foreign currencies at a future date (i.e.,        may, however, from time to time, purchase or sell foreign
a "forward foreign currency" contract or "forward"                 currencies and/or engage in forward foreign currency
contract). A forward contract involves an obligation to            transactions in order to expedite settlement of Portfolio
purchase or sell a specific currency at a future date, which       transactions and to minimize currency value fluctuations.
may be any fixed number of days from the date of the
contract, agreed upon by the parties, at a price set at the
time of the contract. The Portfolio may enter into forward
contracts to "lock-in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other
currencies in which the transaction will be consummated.
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

Risk Factors

An investment in the Portfolio entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolio. Please see the Statement of Additional Information for additional descriptions and risk information.

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                           Risks                                                     How we strive to manage them
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
Market Risk is the risk that all or a majority of the              The value of the Portfolio's holdings, whether equity or fixed
securities in a certain market-like the stock or bond              income in orientation, fluctuates in response to events
market-will decline in value because of factors such as            affecting markets. In a declining market environment, the value
economic conditions, future expectations or investor               of the Portfolio's securities will generally decline as well.
confidence.                                                        We maintain a long-term approach and focus on securities that we believe can continue to provide returns over an extended period of time regardless of these interim market fluctuations.
                                                                   Generally, we do not try to predict overall market movements or trade for short-term purposes.
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Industry and Security Risk is the risk that the value of           To seek to reduce these risks for the Portfolio, we limit the
securities in a particular industry or the value of an             amount of the Portfolio's assets in any one industry, we limit
individual stock or bond will decline because of changing          investments in any individual security and we follow a rigorous
expectations for the performance of that industry or for the       selection process before choosing securities for the Portfolio.
individual company issuing the stock or bond. Portfolios
that concentrate their investments in a particular industry
or individual security are considered to be subject to
greater risks than portfolios that are not concentrated.
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Interest Rate Risk is the risk that securities, particularly       We cannot eliminate this risk, but we do try to address it by
bonds with longer maturities, will decrease in value if            monitoring economic conditions, especially interest rate trends
interest rates rise and increase in value if interest rates        and their potential impact on the Portfolio. The Portfolio does
fall. Investments in equity securities issued by small and         not try to increase returns on its investments in debt
medium sized companies, which often borrow money to finance        securities by predicting and aggressively capitalizing on
operations, may also be adversely affected by rising               interest rate movements.
interest rates.
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Foreign Risk is the risk that foreign securities may be            The Portfolio typically invests only a small portion of its
adversely affected by political instability, changes in            assets in foreign securities, usually through depositary
currency exchange rates, foreign economic conditions or            receipts denominated in U.S. dollars and traded on a U.S.
inadequate regulatory and accounting standards. In addition,       exchange. We attempt to reduce the risks presented by foreign
there is the possibility of expropriation, nationalization         investments by monitoring current economic and market
or confiscatory taxation, taxation of income earned in             conditions and trends, the political and regulatory environment
foreign nations or other taxes imposed with respect to             and the value of currencies in different countries.
investments in foreign nations, foreign exchange controls,         Additionally, when currencies appear significantly overvalued
which may include suspension of the ability to transfer            compared to average real exchange rates, the Portfolio may
currency from a given country, and default in foreign              hedge exposure to those currencies for defensive purposes.
government securities. As a result of these factors, foreign securities markets may be less liquid and more volatile than
U.S. markets and a portfolio may experience difficulties and delays in converting foreign currencies back into U.S.
dollars. Such events may cause the value of certain foreign
securities to fluctuate widely and may make it difficult to
accurately value foreign securities.

Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences
of the Euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Portfolio may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Portfolio.
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Currency Risk is the risk that the value of an investment          The Portfolio may be affected by changes in currency rates and
may be negatively affected by changes in foreign currency          exchange control regulations and may incur costs in connection
exchange rates. Adverse changes in exchange rates may reduce       with conversions between currencies. To hedge this currency
or eliminate any gains produced by investments that are            risk associated with investments in non-U.S. dollar denominated
denominated in foreign currencies and may increase losses.         securities, the Portfolio may invest in forward foreign
                                                                   currency contracts. Those activities pose special risks which do not typically arise in connection with investments in U.S.
                                                                   securities. In addition, the Portfolio may engage in foreign currency options and futures transactions.
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

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                           Risks                                                     How we strive to manage them
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
Lower Rated Fixed-Income Securities (high-yield, high risk         The Portfolio may invest up to 15% of net assets in high-yield,
securities), while generally having higher yields, are             high risk securities rated BB or B by an NRSRO or, if unrated,
subject to reduced creditworthiness of issuers, increased          deemed to be of equivalent quality. The Portfolio will attempt
risks of default and a more limited and less liquid                to reduce these risks through portfolio diversification, credit
secondary market than higher rated securities. These               analysis, attention to trends in the economy, industries and
securities are subject to greater price volatility and risk        financial markets, and complying with the limits on the
of loss of income and principal than are higher rated              exposure to this asset class described in this Prospectus.
securities. Lower rated and unrated fixed-income securities
tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed-income
securities, which react primarily to fluctuations in the
general level of interest rates. Fixed-income securities of
this type are considered to be of poor standing and
primarily speculative. Such securities are subject to a
substantial degree of credit risk.
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Liquidity Risk is the possibility that securities cannot be        We limit the Portfolio's exposure to illiquid securities as
readily sold within seven days at approximately the price          described under "Additional Investment Information - Illiquid
that the Portfolio values them.                                    Securities."
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Futures Contracts, Options on Futures Contracts, Forward           The Portfolio may use certain options strategies or may use
Contracts, and Certain Options used as investments for             futures contracts and options on futures contracts. The
hedging and other non-speculative purposes involve certain         Portfolio will not enter into futures contracts and options
risks. For example, a lack of correlation between price            thereon to the extent that more than 5% of the Portfolio's
changes of an option or futures contract and the assets            assets are required as futures contract margin deposits and
being hedged could render the Portfolio's hedging strategy         premiums on options and only to the extent that obligations
unsuccessful and could result in losses. The same results          under such futures contracts and options thereon would not
could occur if movements of foreign currencies do not              exceed 20% of the Portfolio's total assets.
correlate as expected by the investment adviser at a time
when the Portfolio is using a hedging instrument denominated       See also "Foreign Risk" and "Currency Risk" above.
in one foreign currency to protect the value of a security
denominated in a second foreign currency against changes
caused by fluctuations in the exchange rate for the dollar
and the second currency. If the direction of securities
prices, interest rates or foreign currency prices is
incorrectly predicted, the Portfolio will be in a worse
position than if such transactions had not been entered
into. In addition, since there can be no assurance that a
liquid secondary market will exist for any contract
purchased or sold, the Portfolio may be required to maintain a position (and in the case of written options may be
required to continue to hold the securities used as cover)
until exercise or expiration, which could result in losses.
Further, options and futures contracts on foreign
currencies, and forward contracts, entail particular risks
related to conditions affecting the underlying currency.
Over-the-counter transactions in options and forward
contracts also involve risks arising from the lack of an
organized exchange trading environment.
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Transaction costs risk is the risk that the cost of buying,        The Portfolio is subject to transaction costs risk to the
selling and holding foreign securities, including brokerage,       extent that it invests in foreign securities. We strive to
tax and custody costs, may be higher than those involved in        monitor transaction costs and to choose an efficient trading
domestic transactions.                                             strategy for the Portfolio.
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

Management of the Fund

Trustees

The business and affairs of the Fund and the Portfolio are managed under the direction of the Fund's Board of Trustees. See the Fund's Statement of Additional Information for additional information about the Fund's officers and trustees.

Portfolio Manager

John B. Fields
Senior Vice President/Senior Portfolio Manager
Mr. Fields, who has 27 years experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware. In researching securities and making investment decisions for the Portfolio, Mr. Fields ~regularly consults with a team of Delaware portfolio managers utilizing the same investment strategy. Mr. Fields has managed The Equity Income Portfolio since its inception.

Investment Adviser

Delaware Management Company ("Delaware"), a series of Delaware Management Business Trust, furnishes investment advisory services to the Portfolio. Delaware and its predecessors have been managing the funds in Delaware Investments since 1938.

Delaware has entered into an Investment Advisory Agreement with the Fund on behalf of the Portfolio. Under the Agreement, Delaware, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the assets of the Portfolio. In this regard, it is Delaware's responsibility to make investment decisions for the Portfolio. The investment adviser was paid a fee of 0.49% (as a percentage of the Portfolio's average daily net assets) for the last fiscal year, reflecting the waiver of fees by Delaware.

Delaware is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). DMH and Delaware are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Philadelphia, Pennsylvania is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware's address is One Commerce Square, 2005 Market Street, Philadelphia, PA 19103.

From time to time, certain institutional separate accounts advised by other series of Delaware Management Business Trust may invest in the Portfolio. The Portfolio may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming the portfolios' shares. These transactions will affect the Portfolio, since portfolios that experience redemptions may be required to sell portfolio securities, and portfolios that receive additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolio may be required to sell securities or invest cash at times when they would not otherwise do so. Delaware, representing the interests of the Portfolio, is committed to minimizing the impact of such transactions on the Portfolio. In addition, the advisers to the institutional separate accounts, are also committed to minimizing the impact on the Portfolio to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.

If permitted under applicable law, in cases where a shareholder of the Portfolio has an investment counseling relationship with Delaware or its affiliates or related entities, Delaware may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the Portfolio. This procedure would be utilized with clients having contractual relationships based on total assets managed by Delaware or its affiliates or related entities to avoid situations where excess advisory fees might be paid to Delaware or Delaware International. In no event will a client pay higher total advisory fees as a result of the client's investment in the Portfolio.

Administrator

Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware and an indirect, wholly owned subsidiary of DMH, provides the Fund with administrative services pursuant to the Amended and Restated Shareholders Services Agreement with the Fund on behalf of the Portfolio. The services provided under the Amended and Restated Shareholders Services Agreement are subject to the supervision of the officers and trustees of the Fund, and include day-to-day administration of matters related to the legal existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian Bank, and assistance in the preparation of the Fund's registration statements under Federal and State laws. The Amended and Restated Shareholders Services Agreement also provides that DSC will provide the Fund with dividend disbursing and transfer agent services. DSC is located at One Commerce Square, Philadelphia, PA 19103. For its services under the Amended and Restated Shareholders Services Agreement, the Fund pays DSC an annual asset based fee, payable monthly, and allocated among the portfolios of the Fund based on the relative percentage of assets of each portfolio. DSC also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement.

Distributor

Delaware Distributors, L.P. ("DDLP"), One Commerce Square, Philadelphia, PA 19103, serves as the exclusive Distributor of the shares of the Portfolio. Under its Distribution Agreement with the Fund on behalf of the Portfolio, DDLP sells shares of the Fund upon the terms and at the current offering price described in this Prospectus. DDLP is not obligated to sell any certain number of shares of the Fund. DDLP is an indirect, wholly owned subsidiary of DMH.

Custodian Bank

The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for the Portfolio.

Independent Auditors

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, serves as independent auditors for the Fund.

                              SHAREHOLDER SERVICES

Special Reports and Other Services. The Fund will provide client shareholders with the following information:

   o Audited annual financial reports

   o Unaudited semi-annual financial reports.

   o Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results and other pertinent data.

In addition, the investment adviser expects to conduct personal reviews no less than annually with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Fund's dedicated telephone number, 1-800-231-8002, is available for shareholder inquiries during normal business hours. You may also obtain the net asset value for the Portfolio by calling this number. Written correspondence should be addressed to:

    Delaware Pooled Trust
    One Commerce Square
    2005 Market Street
    Philadelphia, PA 19103
    Attention: Client Services

Exchange Privilege

The Portfolio's shares may be exchanged for shares of the other portfolios or the institutional class shares of the other funds in Delaware Investments based on the respective net asset values of the shares involved and as long as a portfolio's minimum is satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Investments funds, but certain eligibility requirements must be satisfied. An exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to portfolios that are registered for sale in a shareholder's state of residence. The Fund reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to client shareholders.

Please call the Fund for further information on how to exchange shares of the Fund.

How to Purchase Shares

Shares of the Portfolio described in this Prospectus are offered directly to institutions and high net-worth individual investors at net asset value with no sales commissions or 12b-1 charges.

Minimum Investments. The minimum investment is $1,000,000 and there are no minimums for subsequent investments in the Portfolio where the minimum initial investment has been satisfied.

Purchase Price. You may buy shares at the Portfolio's net asset value per share
(NAV), which is calculated as of the close of the New York Stock Exchange's
(NYSE) regular trading hours (ordinarily 4:00 P.M. Eastern Time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Except in the case of in-kind purchases, an order will be accepted by the Fund after (1) the Fund is notified by telephone of your purchase order and~ (2) Federal Funds, or a check in good order, have been delivered to the Fund's agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the following business day.

How to Purchase Shares By Federal Funds Wire

Purchases of shares of the Portfolio may be made by having your bank wire Federal Funds to Bank of New York as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

   o First, telephone the Fund at 1-800-231-8002 and provide us with the account name, address, telephone number, Tax Identification Number, the Portfolio's name, the amount being wired and by which bank and which specific branch, if applicable. We will provide you with a Fund account number.

   o Second, instruct your bank to wire the specified amount of Federal Funds to Bank of New York, ABA #021000018, Bank Account #8900403748. The funds should be sent to the attention of Delaware Pooled Trust (be sure to have your bank include the name of the Portfolio, the account number assigned to you and your account name). Federal Funds purchase orders will be accepted only on a day on which the Fund, the NYSE, Bank of New York and The Chase Manhattan Bank, the Fund's custodian are open for business.

   o Third, complete the Account Registration Form within two days and mail it to:

                  Delaware Pooled Trust
                  One Commerce Square
                  2005 Market Street
                  Philadelphia, PA 19103
                  Attn: Client Services

How to Purchase Shares By Mail

Purchases of shares of the Portfolio may also be made by mailing a check payable to the Portfolio to the above address. Please be sure to complete an Investment Application and deliver it along with your check.

Additional Investments

You may add to your shareholder account at any time and in any amount. Procedures are the same as those to be followed for a new account:

   o First, notify the Fund of your impending purchase by calling us at 1-800-231-8002.

   o Then you must be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to First Union Bank or delivery of a check by mail.

Redemption of Shares

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below.

The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

By Mail or FAX Message

The Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order." "Good order" for purposes of mail or FAX message redemptions means that the request to redeem must include the following documentation:

   o A letter of instruction specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) exactly as it appears on the Account Registration Form.

   o If you wish to change the name of the commercial bank or account designation to receive the redemption proceeds as provided in the Account Registration Form, a separate written request must be submitted to the Fund at the address listed below. Under certain circumstances, the Fund may require that a signature guarantee accompany your request. Copies of the request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Fund will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling the Fund.

     Send your requests to:

                        Delaware Pooled Trust
                        Attn: Client Services
                        One Commerce Square
                        2005 Market Street
                        Philadelphia, PA 19103
                        FAX #215-255-1162

By Telephone

   o If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares by calling the Fund at 1-800-231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified on the Account Registration Form.

   o Shares cannot be redeemed by telephone if stock certificates are held for those shares.

   o Redemption requests will be priced at the net asset value next determined after the request is received.

   o The Fund will provide written confirmation for all purchase, exchange and redemption transactions initiated by telephone.

   o To change the name of the commercial bank or account designated to receive the redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder. Under certain circumstances, the Fund may require that a signature guarantee accompany your request.

   o In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or FAX message, pursuant to the ~procedures described above.

   o The Fund's telephone redemption privileges and procedures may be modified or terminated by the Fund only upon written notice to the Fund's client shareholders.

With respect to such telephone transactions, the Fund will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or Delaware Service Company, Inc. may be liable for any losses due to unauthorized or fraudulent transactions. Neither the Fund, the Portfolio nor the Fund's transfer agent, Delaware Service Company, Inc., is responsible for any losses incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine.

Important Redemption Information. Because the Fund's shares are sold to institutions and high net-worth individual investors with a relatively high investment minimum, Fund shareholders likely will hold a significant number of Fund shares. For this reason, the Fund requests that shareholders proposing to make a large redemption order give the Fund at least ten days advanced notice of any such order. This request can easily be satisfied by calling the Fund at 1-800-231-8002, and giving notification of your future intentions.

Once a formal redemption order is received, the Fund, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three business days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as ~determined by the Securities and Exchange Commission ("Commission").

Due to the relatively high cost of maintaining shareholder accounts, the Fund reserves the right to redeem shares in the Portfolio if the value of your holdings in the Portfolio is below $500,000. The Fund, however, will not redeem shares based solely upon market reductions in net asset value. If the Fund intends to take such action, a shareholder would be notified and given 90 days to make an additional investment before the redemption is processed.

                              VALUATION OF SHARES

The net asset value per share of the Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined as of the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are generally valued at the last quoted sale price at the close of the exchange on which the security is primarily traded or at the last quoted sales price available at the time when net assets are valued. Unlisted domestic equity securities are valued at the last sale price as of the close of the NYSE. Domestic equity securities traded over-the-counter and domestic equity securities which are not traded on the valuation date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

U.S. government securities are priced at the mean of the bid and ask price. Corporate bonds and other fixed-income securities are generally valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

Foreign securities may trade on weekends or other days when the Fund does not price its shares. While the value of the Fund's assets may change on these days, you will not be able to purchase or redeem Fund shares.

Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Non-exchange traded options are also valued at the mean between the last reported bid and asked prices. Futures contracts are valued at their daily quoted settlement price. For other assets and securities for which no ~quotations are readily available (including restricted securities) we use methods approved by the Fund's Board of Trustees that are designed to price securities at their fair market value.

For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by an independent pricing service or any major financial institution, including The Chase Manhattan Bank, the Fund's custodian.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually.

Net capital gains, if any, will be distributed annually. Unless a shareholder elects to receive dividends and capital gains distributions in cash, all dividends and capital gains distributions will be automatically paid in additional shares at net asset value of the Portfolio.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfolio may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Portfolio and received by shareholders on the earlier of the date paid or December 31 of the prior year.

                                     TAXES

General

The Portfolio intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends paid by the Portfolio from net investment income will generally qualify, in part, for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

Distributions paid by the Portfolio from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Portfolio. The Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Any loss incurred on the sale or exchange of the shares of the Portfolio, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Additionally, the Fund is required to withhold 31% of taxable dividend capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding ~requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund. Additional information on tax matters is included in the Statement of Additional Information.

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------
The financial highlights                                                                                 The Equity Income
table is intended to help                                                                                        Portfolio
you understand the                                                                                                  Period
Portfolio's financial                                                                                     Year  6/30/99(1)
performance. The total                                                                                   Ended     through
return in the table                                                                                   10/31/00    10/31/99
represents the rate that                ----------------------------------------------------------------------------------
an investor would have                  Net asset value, beginning of period                         $  7.910    $  8.500
earned or lost on an
investment in the                       Income (loss) from investment operations:
Portfolio, assuming the
reinvestment of all                     Net investment income(2)                                        0.214       0.069
dividends and
distributions. All "per                 Net realized and unrealized gain (loss)
share" information                         on investments                                               0.243      (0.659)
reflects financial                                                                                   --------    --------
results for a single                    Total from investment operations                                0.457      (0.590)
Portfolio share. This                                                                                --------    --------
information has been                    Less dividends and distributions:
audited by Ernst & Young
LLP, whose reports, along               Dividends from net investment income                           (0.117)         --
with the Fund's financial
statements, are included                Distributions from net realized gain
in the Fund's annual                       on investments                                                  --          --
reports, which are                                                                                   --------    --------
available upon request by               Total dividends and distributions                              (0.117)         --
calling 800-231-8002.                                                                                --------    --------
                                        Net asset value, end of period                                 $8.250      $7.910
                                                                                                     ========    ========
                                        Total return(3)                                                 5.90%      (6.94%)

                                        Ratios and supplemental data:

                                        Net assets, end of period (000 omitted)                      $106,980    $144,281

                                        Ratio of expenses to average net assets                         0.65%       0.71%

                                        Ratio of expenses to average net assets
                                           prior to expense limitation and
                                           expenses paid indirectly                                     0.72%       0.76%

                                        Ratio of net investment income to
                                           average net assets                                           2.83%       2.54%

                                        Ratio of net investment income to
                                           average net assets prior to expense
                                           limitation and expenses paid indirectly                      2.76%       2.46%

                                        Portfolio turnover                                                79%         87%
                                        ----------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Per share information for the year ended October 31, 2000 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return reflects voluntary expense limitations.

                               APPENDIX A-RATINGS

Bonds

Excerpts from Moody's description of its bond ratings: Aaa-judged to be the best quality. They carry the smallest degree of investment risk; Aa-judged to be of high quality by all standards; A-possess favorable attributes and are considered "upper medium" grade obligations; Baa-considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba-judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B-generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa-are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca-represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C-the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA-highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA-also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A-strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB-regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC-regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C-reserved for income bonds on which no interest is being paid; D-in default, and payment of interest and/or repayment of principal is in arrears.

Excerpts from Fitch's description of its bond ratings: AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances that bonds with higher ratings; BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB-Bonds are considered speculative. The obligor's ability to pay interest and repay ~principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C-Bonds are in imminent default in payment of interest or principal; and DDD, DD and D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper

Excerpts from Moody's description of its two highest commercial paper ratings:
P-1-the highest grade possessing greatest relative strength; P-2-second highest grade possessing less relative strength than the highest grade.

Excerpts from S&P's description of its two highest commercial paper ratings:
A-1-judged to be the highest investment grade category possessing the highest relative strength; A-2-investment grade category possessing less relative strength than the highest rating.

Delaware Pooled
Trust

Additional information about the Portfolio's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's shareholder reports you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal period. You can find more detailed information about the Portfolio and the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of these documents by writing to us at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, or calling toll-free 800-231-8002.

You can find reports and other information about the Portfolio on the Edgar Database on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Portfolio, including the Fund's Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1-202-942-8090.

E-mail

PooledTrust@delinvest.com

Shareholder Inquiries

Call the Fund at 1-800-231-8002

oFor Fund information; literature; price, yield and performance figures.

oFor information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.


Investment Company Act File Number: 811-6322


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


P-DPT (EI) [--] 2/01

DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia o London

Delaware
Pooled Trust

The Balanced Portfolio

Prospectus February 28, 2001

Delaware Pooled Trust (Fund) offers 24 portfolios, which provide a no-load investment alternative for institutional clients and high net-worth individuals. The Fund is designed to meet the investment needs of discerning institutional investors and high net-worth individuals who desire experienced investment management and place a premium on personal service. This Prospectus offers The Balanced Portfolio (Portfolio).


--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus and any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents
-----------------------------------------------------
Risk/Return Summary: Investments,
Risks and Performance
The Balanced Portfolio                        Page 1

Additional Investment Information                  3

Risk Factors                                       6

Management of the Fund                             9
Shareholder Services                              11

How to Purchase Shares                            12

Redemption of Shares                              13
Valuation of Shares                               14
Dividends and Capital Gains Distributions         15
Taxes                                             15

Financial Highlights                              16

Appendix A                                        17

Profile: The Balanced Portfolio

What is the Portfolio's goal?

The Balanced Portfolio seeks a balance of capital appreciation, income and preservation of capital. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in common stocks of established companies that we believe have the potential for long-term capital appreciation. In addition, the Portfolio invests at least 25% of its assets in various types of fixed-income securities, including U.S. government securities and corporate bonds. Portfolios with this mix of stocks and bonds are commonly known as "balanced" portfolios.

We seek capital appreciation by investing primarily in common stocks of companies we believe have:

o Reasonably priced equity securities with strong, consistent and predictable earnings growth rates.

o Strong, capable management teams and competitive products or services.

o An attractive debt to capitalization ratio or strong cash flow.

To seek current income and help preserve capital, we generally invest in bonds that have bond ratings in the top four grades according to a nationally recognized statistical rating organization at the time we buy them. We buy unrated bonds only if we determine them to be equivalent to one of the top four grades. Each bond in the portfolio will typically have a maturity between one and 30 years, and the average weighted maturity of the portfolio will typically be between one and ten years.

We conduct ongoing analysis of the different markets to select an appropriate mix of stocks and bonds for the current economic and investment environment.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Balanced Portfolio performed?
------------------------------------------------------------------------------------------------------------------------------------
This bar chart and table chart and table can help you                                          Total return (The Balanced Portfolio)
evaluate the risks of investing in The Balanced Portfolio.
We show returns for The Balanced Portfolio for the past
calendar year, as well as average annual returns for one
year and since inception - with the average annual returns
compared to the blended performance of the S&P 500 and
Lehman Brothers Aggregate Bond Indexes. The S&P 500 Index is
an index of 500 widely held common stocks that is often used                                -3.26%
to represent the performance of the U.S. stock market. The                                  ------
Lehman Brothers Aggregate Bond Index measures the                                            2000
performance of about 6,500 U.S. corporate and government
bonds. The indexes are unmanaged and do not include the
actual costs of buying, selling and holding securities. The
Portfolio's past performance does not necessarily indicate
how it will perform in the future. During the periods shown,
Delaware Management Company has voluntarily waived fees and
paid expenses of The Balanced Portfolio. Returns would be
lower without the voluntary waiver and payment.

                                                                     During the period illustrated in this bar chart, The Balanced
                                                                     Portfolio's highest quarterly return was 0.39% for the quarter ended September 30, 2000 and its lowest quarterly return was
                                                                     -2.51% for the quarter ended December 31, 2000.

--------------------------------------------------------------------------------
                              Average annual returns for periods ending 12/31/00

                                                             60% S&P 500 Index/
                                     The Balanced            40% Lehman Brothers
                                       Portfolio            Aggregate Bond Index
1 year                                  -3.26%                     -1.53%
Since inception (6/30/99)               -6.82%                      3.72%

What are The Balanced Portfolio's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
Shareholder fees are fees paid directly from your investment.     Maximum sales charge (load) imposed on
                                                                    purchases as a percentage of offering price                 None

                                                                  Maximum sales charge (load) imposed on
                                                                    reinvested dividends                                        None

                                                                  Purchase reimbursement fees                                   None

                                                                  Redemption reimbursement fees                                 None

                                                                  Exchange fees                                                 None
------------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio operating expenses are deducted from             Investment advisory fees(1)                                  0.55%
The Balanced Portfolio's assets.
                                                                  Distribution and service (12b-1) fees                         None

                                                                  Other expense(1)                                             0.17%

                                                                  Total operating expenses(1)                                  0.72%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of          1 year                                                         $74
investing in the Portfolio to the cost of investing in other
mutual funds with similar investment objectives. We show the      3 years                                                       $230
cumulative amount of Portfolio expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time      5 years                                                       $401
shown.(2) This is an example only, and does not represent
future expenses, which may be greater or less than those          10 years                                                      $894
shown here.


(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.68% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.51% and 0.68%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Additional Investment Information

The Portfolio's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If the Portfolio's objective were changed, we would notify shareholders before the change became effective. The following chart gives a brief description of the securities in which the Portfolio may invest. The Portfolio may invest in a broad selection of securities consistent with its investment objective and policies. Please see the Statement of Additional Information for additional descriptions and risk information on these investments as well as other investments for the Portfolio.

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks: Securities that represent shares of ownership    Consistent with its investment objective, the Portfolio will invest
in a corporation. Stockholders participate in the               assets in common stocks, some of which will be dividend paying
corporation's profits and losses indirectly, as the value of    stocks.
a corporation's shares tends to change as the corporation's
earnings fluctuate.
------------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds: Debt obligations issued by a corporation.      The Portfolio may invest in corporate bonds rated in one of the four highest categories by an NRSRO (e.g., BBB by S&P or Baa by Moody's)
                                                                or deemed equivalent. The Portfolio may also invest in Yankee and
                                                                Euro Bonds.
------------------------------------------------------------------------------------------------------------------------------------
Convertible Securities: Usually preferred stocks or             The Portfolio may invest a portion of its assets in convertible
corporate bonds that can be exchanged for a set number of       securities in any industry. The Portfolio may invest up to 10% of
shares of common stock at a prede-termined price. These         its net assets in convertible securities that are rated below
securities offer higher appreciation potential than             investment grade or, if unrated, considered to be of equivalent
nonconvertible bonds and greater income potential than          quality.
nonconvertible preferred stocks.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities: Fixed-income securities that        The Portfolio may invest in mortgage-backed securities issued or
represent pools of mortgages, with investors receiving          guaran-teed by the U.S. government, its agencies or
principal and interest pay-ments as the underlying mortgage     instrumentalities or by government sponsored corporations.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or
instrumentalities, such as the Federal Home Loan Mortgage
Corporation, the Fannie Mae and the Government National
Mortgage Association. Others are issued by private financial institutions, with some fully collat-eralized by
certificates issued or guaranteed by the government or its
agencies or instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs) and Real Estate      The Portfolio may invest in CMOs and REMICs. Certain CMOs and REMICs
Mortgage Investment Conduits (REMICs): CMOs are privately       may have variable or floating interest rates and others may be
issued mortgage-backed bonds whose underlying value is the      stripped. Stripped mortgage securities are generally considered
mortgages that are collected into different pools according     illiquid and to such extent, together with any other illiquid
to their maturity. They are issued by U.S. government           investments, will not exceed 15% of the Portfolio's net assets. The
agencies and private issuers. REMICs are privately issued       Portfolio may invest up to 20% of net assets in CMOs or REMICs rated
mortgage-backed bonds whose underlying value is a fixed pool    at the time of purchase in one of the four highest categories by an
of mortgages secured by an interest in real property. Like      NRSRO, whether or not the securities are 100% collateralized.
CMOs, REMICs offer different pools.
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities: Bonds or notes backed by accounts      The Portfolio may invest in asset-backed securities rated in one of
receivables, including home equity, automobile or credit        the four highest rating categories by an NRSRO.
loans.
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs): REITs are pooled         The Portfolio may invest in REITs consistent with its investment
investment vehicles which invest primarily in                   objective and policies.
income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs,
mortgage REITs or a combination of equity and mortgage
REITs. Equity REITs invest the majority of their assets
directly in real property and derive income primarily from
the collection of rents. Equity REITs can also realize
capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection
of interest payments.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities: U.S. Treasury securities are        The Portfolio may invest in U.S. government securities. These
backed by the "full faith and credit" of the United States.     securities are issued or guaranteed as to the payment of principal
Securities issued or guaran-teed by federal agencies and        and interest by the U.S. government, or by various agencies or
U.S. government sponsored instrumentalities may or may not      instrumentalities which have been established or sponsored by the
be backed by the "full faith and credit" of the United          U.S. government.
States. In the case of securities not backed by the "full
faith and credit" of the United States, investors in such
securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate
repayment.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements: An agreement between a buyer, such as    While the Portfolio is permitted to do so, it normally does not
the Portfolio, and a seller of securities in which the          invest in repurchase agreements except to invest cash balances or
seller agrees to buy the securities back within a specified     for temporary defensive purposes. In order to enter into these
time at the same price the buyer paid for them, plus an         repurchase agreements, the Portfolio must have collateral of at
amount equal to an agreed upon interest rate. Repurchase        least 102% of the repurchase price. The Portfolio will only enter
agreements are often viewed as equivalent to cash.              into repurchase agreements in which the collateral is composed of
                                                                U.S. government securities. Not more than 15% of the Portfolio's net assets may be invested in repurchase agree-ments having a maturity in excess of seven days.
------------------------------------------------------------------------------------------------------------------------------------
Restricted Securities: Privately placed securities whose        The Portfolio may invest in restricted securities, including
resale is restricted under securities law.                      securities eligible for resale without registration pursuant to Rule
                                                                144A under the Securities Act of 1933. To the extent restricted securities are illiquid, the Portfolio will limit its investments in them in accordance with its policy concerning illiquid securities.
                                                                See "Illiquid Securities" below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities: Securities that do not have a ready        The Portfolio may invest no more than 15% of its net assets in
market, and cannot be easily sold within seven days at          illiquid securities.
approximately the price that the Fund has valued them.
Illiquid securities include repurchase agreements maturing
in more than seven days.
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Debt Investments: These instruments include (1)      The Portfolio may invest in these instruments either as a means to
time deposits, certificates of deposit and bankers              achieve its investment objective or, more commonly, as temporary
acceptances issued by a U.S. commercial bank; (2) commercial    defen-sive investments or pending investment in the Portfolio's
paper of the highest quality rating; (3) short-term debt        principal investment securities. When investing all or a significant
obligations with the highest quality rating; (4) U.S.           portion of the Portfolio's assets in these instruments, the
government securities; and (5) repurchase agreements            Portfolio may not be able to achieve its investment objective.
collateralized by those instruments.
------------------------------------------------------------------------------------------------------------------------------------
Time Deposits: Time deposits are non-negotiable deposits        Time deposits maturing in more than seven days will not be purchased
maintained in a banking institution for a specified period      by the Portfolio, and time deposits maturing from two business days
of time at a stated interest rate.                              through seven calendar days will not exceed 15% of the total assets of the Portfolio.
------------------------------------------------------------------------------------------------------------------------------------
When-Issued and Delayed-Delivery Securities: In these           The Portfolio may purchase securities on a when issued or delayed
transactions, instruments are purchased with payment and        delivery basis. The Portfolio may not enter into when issued
delivery taking place in the future in order to secure what     commitments exceeding in the aggregate 15% of the market value of
is considered to be an advantageous yield or price at the       the Portfolio's total assets less liabilities other than the
time of the transaction. The payment obligations and the        obligations created by these commitments. The Portfolio will
interest rates that will be received are each fixed at the      designate cash or securities in amounts sufficient to cover its
time the Portfolio enters into the commitment and no            obligations, and will value the designated assets daily.
interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement
could be higher or lower than the purchase price if the
general level of interest rates has changed.
------------------------------------------------------------------------------------------------------------------------------------
Securities Lending: These transactions involve the loan of      The Portfolio may loan up to 25% of its assets to qualified
securities owned by the Portfolio to qualified dealers and      brokers/dealers or institutional investors. These transactions, if
investors for their use relating to short-sales or other        any, will generate additional income for the Portfolio.
securities transactions.
------------------------------------------------------------------------------------------------------------------------------------
Borrowing From Banks: The Portfolio may have pre-existing       The Portfolio may borrow money as a temporary measure or to
arrangements with banks that permit it to borrow money from    facilitate redemptions. The Portfolio does not intend to increase
time to time.                                                   its net income through borrowing.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs), European Depositary        The Portfolio may invest in sponsored and unsponsored ADRs that are
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs    actively traded in the United States.
are receipts issued by a U.S. depositary (usually a U.S.
bank) and EDRs and GDRs are receipts issued by a depositary
outside of the U.S. (usually a non-U.S. bank or trust
company or a foreign branch of a U.S. bank). Depositary
receipts represent an ownership interest in an underlying
security that is held by the depositary. Generally, the
underlying security represented by an ADR is issued by a
foreign issuer and the underlying security represented by an
EDR or GDR may be issued by a foreign or U.S. issuer.
Sponsored depositary receipts are issued jointly by the
issuer of the underlying security and the depositary, and
unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying
security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends or capital
gains that are made on the underlying security.
------------------------------------------------------------------------------------------------------------------------------------
Futures and Options: A futures contract is a bilateral          The Portfolio may invest in futures, options and closing
agreement pro-viding for the purchase and sale of a             transactions related thereto. These activities will not be entered
specified type and amount of a financial instrument, or for     into for speculative purposes, but rather for hedging purposes and
the making and acceptance of a cash settle-ment, at a stated    to facilitate the ability to quickly deploy into the market the
time in the future for a fixed price. A call option is a        Portfolio's cash, short-term debt securities and other money market
short-term contract pursuant to which the purchaser of the      instruments at times when the Portfolio's assets are not fully
call option, in return for the premium paid, has the right      invested. The Portfolio may only enter into these transactions for
to buy the security or other financial instrument underlying    hedging purposes if it is consistent with its investment objective
the option at a specified exercise price at any time during     and policies. The Portfolio may not engage in such transactions to
the term of the option. A put option is a similar contract      the extent that obligations resulting from these activities in the
which gives the purchaser of the put option, in return for a    aggregate exceed 25% of the Portfolio's assets.
premium, the right to sell the underlying security or other
financial instrument at a specified price during the term of the option.
------------------------------------------------------------------------------------------------------------------------------------
Foreign Currency Transactions: The Portfolio may invest in      Although the Portfolio values its assets daily in terms of U.S.
securities of foreign issuers and may hold foreign currency.    dollars, it does not intend to convert its holdings of foreign
In addition, the Portfolio may enter into contracts to          currencies into U.S. dollars on a daily basis. The Portfolio may,
purchase or sell foreign currencies at a future date (i.e.,     however, from time to time, purchase or sell foreign currencies
a "forward foreign currency" contract or "forward"              and/or engage in forward foreign cur-rency transactions in order to
con-tract). A forward contract involves an obligation to        expedite settlement of Portfolio transactions and to minimize
purchase or sell a specific currency at a future date, which    currency value fluctuations.
may be any fixed number of days from the date of the
contract, agreed upon by the parties, at a price set at the
time of the contract. The Portfolio may enter into forward
contracts to "lock-in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other
currencies in which the transaction will be consummated.
------------------------------------------------------------------------------------------------------------------------------------
Interest Rate Swap and Index Swap Agreements: In an interest    Interest rate swaps may be used to adjust the Portfolio's
rate swap, a fund receives payment from another party based     sensitivity to interest rates by changing its duration. We may also
on a floating interest rate in return for making payments       use interest rate swaps to hedge against changes in interest rates.
based on a fixed interest rate. An interest rate swap can       We use index swaps to gain exposure to markets that the Portfolio
also work in reverse, with a fund receiving pay-ments based     invests in, such as the corpo-rate bond market. We may also use
on a fixed interest rate and making payments based on a         index swaps as a substitute for futures, options or forward
floating interest rate. In an index swap, a fund receives       contracts if such contracts are not directly available to the
gains or incurs losses based on the total return of an          Portfolio on favorable terms.
index, in exchange for making fixed or floating interest
rate payments to another party.                                 Interest rate swaps and index swaps will be considered illiquid securities.
------------------------------------------------------------------------------------------------------------------------------------

Risk Factors

An investment in the Portfolio entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolio. Please see the Statement of Additional Information for additional descriptions and risk information.

------------------------------------------------------------------------------------------------------------------------------------
                      Risks                                                       How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Market Risk is the risk that all or a majority of the           The value of the Portfolio's holdings, whether equity or fixed
securities in a certain market-like the stock or bond           income in orientation, fluctuates in response to events affecting
market-will decline in value because of factors such as         markets. In a declining market environment, the value of the
economic conditions, future expectations or investor            Portfolio's securities will generally decline as well. We maintain a
confidence.                                                     long-term approach and focus on securities that we believe can continue to provide returns over an extended period of time
Index swaps are subject to the same market risks as the         regardless of these interim market fluctuations. Generally, we do
investment market or sector that the index represents.          not try to predict overall market movements or trade for short-term
Depending on the actual movements of the index and how well     purposes.
the portfolio manager forecasts those movements, a fund
could experience a higher or lower return than anticipated.     In evaluating the use of an index swap, we carefully consider how market changes could affect the swap and how that compares to our investing directly in the market the swap is intended to represent.
                                                                When selecting dealers with whom we would make interest rate or index swap agreements, we focus on those dealers with high quality ratings and do careful credit analysis before engaging in the transaction.
------------------------------------------------------------------------------------------------------------------------------------
Industry and Security Risk is the risk that the value of        To seek to reduce these risks for the Portfolio, we limit the amount
securities in a particular industry or the value of an          of the Portfolio's assets in any one industry, we limit investments
individual stock or bond will decline because of changing       in any individual security and we follow a rigorous selection
expectations for the performance of that industry or for the    process before choosing securities for the Portfolio.
individual company issuing the stock or bond. Portfolios
that concentrate their investments in a particular industry
or individual security are considered to be subject to
greater risks than portfolios that are not concentrated.
------------------------------------------------------------------------------------------------------------------------------------
Interest Rate Risk is the risk that securities, particularly    We cannot eliminate this risk, but we do try to address it by
bonds with longer maturities, will decrease in value if         monitoring economic conditions, especially interest rate trends and
interest rates rise and increase in value if interest rates     their potential impact on the Portfolio. The Portfolio does not try
fall. Investments in equity securities issued by small and      to increase returns on its investments in debt securities by
medium sized companies, which often borrow money to finance     predicting and aggressively capitalizing on interest rate movements.
operations, may also be adversely affected by rising
interest rates.                                                 The Portfolio will not invest in interest rate or index swaps with maturities of more than two years. Each business day we will
Swaps may be particularly sensitive to interest rate            calculate the amount the Portfolio must pay for any swaps it holds
changes. Depending on the actual movements of interest rates    and will segregate enough cash or other liquid securities to cover
and how well the portfolio manager anticipates them, a          that amount.
portfolio could experience a higher or lower return than
anticipated. For example, if a portfolio holds interest rate swaps and is required to make payments based on variable
interest rates, it will have to make increased payments if
interest rates rise, which will not necessarily be offset by the fixed-rate payments it is entitled to receive under the
swap agreement.
------------------------------------------------------------------------------------------------------------------------------------
Foreign Risk is the risk that foreign securities may be         The Portfolio typically invests only a small portion of its assets
adversely affected by political instability, changes in         in foreign securities, usually through depositary receipts
currency exchange rates, foreign economic conditions or         denominated in U.S. dollars and traded on a U.S. exchange. We
inadequate regulatory and accounting standards. In addition,    attempt to reduce the risks presented by foreign investments by
there is the possibility of expropriation, nationalization      monitoring current economic and market conditions and trends, the
or confiscatory taxation, taxation of income earned in          political and regulatory environment and the value of currencies in
foreign nations or other taxes imposed with respect to          different countries. Additionally, when currencies appear
investments in foreign nations, foreign exchange controls,      significantly overvalued compared to average real exchange rates,
which may include suspension of the ability to transfer         the Portfolio may hedge exposure to those currencies for defensive
currency from a given country, and default in foreign           purposes.
government securities. As a result of these factors,
foreign securities markets may be less liquid and more
volatile than U.S. markets and a portfolio may experi-ence
difficulties and delays in converting foreign currencies
back into U.S. dollars. Such events may cause the value of
certain foreign securities to fluctuate widely and may make
it difficult to accurately value foreign securities.

Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This
currency is commonly known as the "Euro." The long-term
consequences of the Euro conversion for foreign exchange
rates, interest rates and the value of European securities
in which the Portfolio may invest are unclear. The
consequences may adversely affect the value and/or increase
the volatility of securities held by the Portfolio.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      Risks                                                       How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Currency Risk is the risk that the value of an investment       The Portfolio may be affected by changes in currency rates and
may be negatively affected by changes in foreign currency       exchange control regulations and may incur costs in connection with
exchange rates. Adverse changes in exchange rates may reduce    conversions between currencies. To hedge this currency risk
or eliminate any gains produced by investments that are         associated with investments in non-U.S. dollar denominated
denominated in foreign currencies and may increase losses.      securities, the Portfolio may invest in forward foreign currency contracts. Those activities pose special risks which do not typically arise in connection with investments in U.S. securities.
                                                                In addition, the Portfolio may engage in foreign currency options and futures transactions.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity Risk is the possibility that securities cannot be     We limit the Portfolio's exposure to illiquid securities as
readily sold within seven days at approximately the price       described under "Additional Investment Information - Illiquid
that the Portfolio values them.                                 Securities."

                                                                Swap agreements will be treated as illiquid securities, but most swap dealers will be willing to repurchase interest rate swaps.
------------------------------------------------------------------------------------------------------------------------------------
Futures Contracts, Options on Futures Contracts, Forward        The Portfolio may use certain options strategies or may use futures
Contracts, and Certain Options used as investments for          contracts and options on futures contracts. The Portfolio will not
hedging and other non-speculative purposes involve certain      enter into futures contracts and options thereon to the extent that
risks. For example, a lack of correlation between price         more than 5% of the Portfolio's assets are required as futures
changes of an option or futures contract and the assets         contract margin deposits and premiums on options and only to the
being hedged could render the Portfolio's hedging strategy      extent that obligations under such futures contracts and options
unsuccessful and could result in losses. The same results       thereon would not exceed 20% of the Portfolio's total assets.
could occur if movements of foreign currencies do not
correlate as expected by the investment adviser at a time       See also "Foreign Risk" and "Currency Risk" above.
when the Portfolio is using a hedging instrument denominated in one foreign currency to protect the value of a security
denominated in a second foreign currency against changes
caused by fluctuations in the exchange rate for the dollar
and the second currency. If the direction of securities
prices, interest rates or foreign currency prices is
incorrectly predicted, the Portfolio will be in a worse
position than if such transactions had not been entered
into. In addition, since there can be no assurance that a
liquid secondary market will exist for any contract
purchased or sold, the Portfolio may be required to maintain a position (and in the case of written options may be
required to continue to hold the securities used as cover)
until exercise or expiration, which could result in losses.
Further, options and futures contracts on foreign
currencies, and forward contracts, entail particular risks
related to conditions affecting the underlying currency.
Over-the-counter transac-tions in options and forward
contracts also involve risks arising from the lack of an
organized exchange trading environment.
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover rates reflect the amount of securities       Due to the implementation of a change in investment strategy for the
that are replaced from the beginning of the year to the end     equity portion of the Portfolio, the Portfolio may experience an
of the year by the Portfolio. The higher the amount of          annual portfolio turnover rate that is greater than 100%.
portfolio activity, the higher the brokerage costs and other transaction costs of the Portfolio are likely to be. The
amount of portfolio activity will also affect the amount of
taxes payable by the Portfolio's shareholders that are
subject to federal income tax, as well as the character
(ordinary income vs. capital gains) of such tax obligations.
------------------------------------------------------------------------------------------------------------------------------------
Prepayment Risk is the risk that homeowners will prepay         The Portfolio may invest in Mortgage-Backed Securities,
mortgages during periods of low interest rates, forcing an      Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage
investor to reinvest money at interest rates that might be      Conduits (REMICs). The Portfolio takes into consideration the
lower than those on the prepaid mortgage.                       likelihood of prepayment when mortgages are selected. The Portfolio may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      Risks                                                       How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Industry Risk include among others: possible        To the extent that the Portfolio invests in REITs, it may be subject
declines in the value of real estate; risks related to          to the risks associated with the real estate industry. Investors
general and local economic conditions; possible lack of         should carefully consider these risks before investing in the
availability of mortgage funds; overbuilding; extended          Portfolio.
vacancies of properties; increases in competition; property
taxes and operating expenses; changes in zoning laws; costs
resulting from the clean-up of, and liability to third
parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods,
earthquakes or other natural disasters; limitations on and
variations in rents; and changes in interest rates. REITs
are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to
qualify for tax-free pass-through of income under the
Internal Revenue Code of 1986, as amended and/or to maintain exemptions from the 1940 Act.
------------------------------------------------------------------------------------------------------------------------------------
Transaction costs risk is the risk that the cost of buying,     The Portfolio is subject to transaction costs risk to the extent
selling and holding foreign securities, including brokerage,    that it invests in foreign securities. We strive to monitor
tax and custody costs, may be higher than those involved in     transaction costs and to choose an efficient trading strategy for
domestic transactions.                                          the Portfolio.
------------------------------------------------------------------------------------------------------------------------------------

Management of the Fund

Trustees

The business and affairs of the Fund and the Portfolio are managed under the direction of the Fund's Board of Trustees. See the Fund's Statement of Additional Information for additional information about the Fund's officers and trustees.

Portfolio Managers

Stephen R. Cianci
Vice President/Portfolio Manager
Mr. Cianci holds a BS and a MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibili-ties, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder. Mr. Cianci has managed the fixed-income portion of The Balanced Portfolio since April 2000.

Paul A. Grillo
Vice President/Portfolio Manager
Mr. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance in Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. Mr. Grillo has managed the fixed-income portion of The Balanced Portfolio since April 2000.

Francis X. Morris
Vice President/Senior Portfolio Manager
Mr. Morris recieved a bachelor's degree at Providence College and an MBA degree at Widener University. He joined Delaware Investments in 1997. He previously served as Vice President and Director of Equity Research at PNC Asset Management. He is President of the Financial Analysis Society of Philadelphia and is a member of the Association of Investment Management and Research and the National Association of Petroleum Investment Analysts. Mr. Morris has managed The Balanced Portfolio since its inception.

Investment Adviser

Delaware Management Company ("Delaware"), a series of Delaware Management Business Trust, furnishes investment advisory services to the Portfolio. Delaware and its predecessors have been managing the funds in Delaware Investments since 1938.

Delaware has entered into an Investment Advisory Agreement with the Fund on behalf of the Portfolio. Under the Agreement, Delaware, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the assets of the Portfolio. In this regard, it is Delaware's responsibility to make investment decisions for the Portfolio. The investment adviser was paid a fee of 0.49% (as a percentage of the Portfolio's average daily net assets) for the last fiscal year, reflecting the waiver of fees by Delaware.

Delaware is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). DMH and Delaware are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Philadelphia, Pennsylvania is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware's address is One Commerce Square, 2005 Market Street, Philadelphia, PA 19103.

From time to time, certain institutional separate accounts advised by other series of Delaware Management Business Trust may invest in the Portfolio. The Portfolio may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming the Portfolio's shares. These transactions will affect the Portfolio, since portfolios that experience redemptions may be required to sell portfolio securities, and portfolios that receive additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolio may be required to sell securities or invest cash at times when they would not otherwise do so. Delaware, representing the interests of the Portfolio, is committed to minimizing the impact of such transactions on the Portfolio. In addition, the advisers to the institutional separate accounts, are also committed to minimizing the impact on the Portfolio to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.

If permitted under applicable law, in cases where a shareholder of the Portfolio has an investment counseling relationship with Delaware or its affiliates or related entities, Delaware may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the Portfolio. This procedure would be utilized with clients having contractual relationships based on total assets managed by Delaware or its affiliates or related entities to avoid situations where excess advisory fees might be paid to Delaware. In no event will a client pay higher total advisory fees as a result of the client's investment in the Portfolio.

Administrator

Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware and an indirect, wholly owned subsidiary of DMH, provides the Fund with administrative services pursuant to the Amended and Restated Shareholders Services Agreement with the Fund on behalf of the Portfolio. The services provided under the Amended and Restated Shareholders Services Agreement are subject to the supervision of the officers and trustees of the Fund, and include day-to-day administration of matters related to the legal existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian Bank, and assistance in the preparation of the Fund's registration statements under Federal and State laws. The Amended and Restated Shareholders Services Agreement also provides that DSC will provide the Fund with dividend disbursing and transfer agent services. DSC is located at One Commerce Square, Philadelphia, PA 19103. For its services under the Amended and Restated Shareholders Services Agreement, the Fund pays DSC an annual asset based fee, payable monthly, and allocated among the portfolios of the Fund based on the relative percentage of assets of each portfolio. DSC also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement.

Distributor

Delaware Distributors, L.P. ("DDLP"), One Commerce Square, Philadelphia, PA 19103, serves as the Distributor of the shares of the Portfolio. Under its Distribution Agreement with the Fund on behalf of the Portfolio, DDLP sells shares of the Fund upon the terms and at the current offering price described in this Prospectus. DDLP is not obligated to sell any certain number of shares of the Fund. DDLP is an indirect, wholly owned subsidiary of DMH.

Custodian Bank

The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for the Portfolio.

Independent Auditors

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, serves as independent auditors for the Fund.

                              SHAREHOLDER SERVICES

Special Reports and Other Services. The Fund will provide client shareholders with the following information:

  o Audited annual financial reports

  o Unaudited semi-annual financial reports.

  o Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results and other pertinent data.

In addition, the investment adviser expects to conduct personal reviews no less than annually with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Fund's dedicated telephone number, 1-800-231-8002, is available for shareholder inquiries during normal business hours. You may also obtain the net asset value for the Portfolio by calling this number. Written correspondence should be addressed to:

                           Delaware Pooled Trust
                           One Commerce Square
                           2005 Market Street
                           Philadelphia, PA 19103
                           Attention: Client Services

Exchange Privilege

The Portfolio's shares may be exchanged for shares of the other portfolios or the institutional class shares of the other funds in Delaware Investments based on the respective net asset values of the shares involved and as long as a portfolio's minimum is satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Investments funds, but certain eligibility requirements must be satisfied. An exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to portfolios that are registered for sale in a shareholder's state of residence. The Fund reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to client shareholders.

Please call the Fund for further information on how to exchange shares of the Fund.

How to Purchase Shares

Shares of the Portfolio described in this Prospectus are offered directly to institutions and high net-worth individual investors at net asset value with no sales commissions or 12b-1 charges.

Minimum Investments. The minimum investment is $1,000,000 and there are no minimums for subsequent investments in the Portfolio where the minimum initial investment has been satisfied.

Purchase Price. You may buy shares at the Portfolio's net asset value per share
(NAV), which is calculated as of the close of the New York Stock Exchange's
(NYSE) regular trading hours (ordinarily 4:00 P.M. Eastern Time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Except in the case of in-kind purchases, an order will be accepted by the Fund after (1) the Fund is notified by telephone of your purchase order and (2) Federal Funds, or a check in good order, have been delivered to the Fund's agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the following business day.

How to Purchase Shares By Federal Funds Wire

Purchases of shares of the Portfolio may be made by having your bank wire Federal Funds to Bank of New York as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

  o First, telephone the Fund at 1-800-231-8002 and provide us with the account name, address, telephone number, Tax Identification Number, the Portfolio's name, the amount being wired and by which bank and which specific branch, if applicable. We will provide you with a Fund account number.

  o Second, instruct your bank to wire the specified amount of Federal Funds to Bank of New York, ABA # 021000018, Bank Account # 8900403748. The funds should be sent to the attention of Delaware Pooled Trust (be sure to have your bank include the name of the Portfolio, the account number assigned to you and your account name). Federal Funds pur-chase orders will be accepted only on a day on which the Fund, the NYSE, Bank of New York and The Chase Manhattan Bank, the Fund's custodian are open for business.

  o Third, complete the Account Registration Form within two days and mail it to:

                             Delaware Pooled Trust
                             One Commerce Square
                             2005 Market Street
                             Philadelphia, PA 19103
                             Attn: Client Services

How to Purchase Shares By Mail

Purchases of shares of the Portfolio may also be made by mailing a check payable to the Portfolio to the above address. Please be sure to complete an Investment Application and deliver it along with your check.

Additional Investments

You may add to your shareholder account at any time and in any amount. Procedures are the same as those to be followed for a new account:

  o First, notify the Fund of your impending purchase by calling us at 1-800-231-8002.

  o Then you must be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to First Union Bank or delivery of a check by mail.

Redemption of Shares

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below.

The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

By Mail or FAX Message

The Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order." "Good order" for purposes of mail or FAX message redemptions means that the request to redeem must include the following documentation:

  o A letter of instruction specifying the number of shares or dollar amount to be redeemed signed by the appropriate corpo-rate or organizational officer(s) exactly as it appears on the Account Registration Form.

  o If you wish to change the name of the commercial bank or account designation to receive the redemption proceeds as pro-vided in the Account Registration Form, a separate written request must be submitted to the Fund at the address listed below. Under certain circumstances, the Fund may require that a signature guarantee accompany your request. Copies of the request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Fund will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling the Fund.

    Send your requests to:

                             Delaware Pooled Trust
                             Attn: Client Services
                             One Commerce Square
                             2005 Market Street
                             Philadelphia, PA 19103
                             FAX #215-255-1162

By Telephone

  o If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares by calling the Fund at 1-800-231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified on the Account Registration Form.

  o Shares cannot be redeemed by telephone if stock certificates are held for those shares. Please contact the Fund for further details.

  o Redemption requests will be priced at the net asset value next determined after the request is received.

  o The Fund will provide written confirmation for all purchase, exchange and redemption transactions initiated by telephone.

  o To change the name of the commercial bank or account designated to receive the redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder. Under certain circumstances, the Fund may require that a signature guarantee accompany your request.

  o In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or FAX message, pursuant to the procedures described above.

  o The Fund's telephone redemption privileges and procedures may be modified or terminated by the Fund only upon written notice to the Fund's client shareholders.

With respect to such telephone transactions, the Fund will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or Delaware Service Company, Inc. may be liable for any losses due to unauthorized or fraudulent transactions. Neither the Fund, the Portfolio nor the Fund's transfer agent, Delaware Service Company, Inc., is responsible for any losses incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine.

Important Redemption Information. Because the Fund's shares are sold to institutions and high net-worth individual investors with a relatively high investment minimum, Fund shareholders likely will hold a significant number of Fund shares. For this reason, the Fund requests that shareholders proposing to make a large redemption order give the Fund at least ten days advanced notice of any such order. This request can easily be satisfied by calling the Fund at 1-800-231-8002, and giving notification of your future intentions.

Once a formal redemption order is received, the Fund, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three business days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission ("Commission").

Due to the relatively high cost of maintaining shareholder accounts, the Fund reserves the right to redeem shares in the Portfolio if the value of your holdings in the Portfolio is below $500,000. The Fund, however, will not redeem shares based solely upon market reductions in net asset value. If the Fund intends to take such action, a shareholder would be notified and given 90 days to make an additional investment before the redemption is processed.

                              VALUATION OF SHARES

The net asset value per share of the Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined as of the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are generally valued at the last quoted sale price at the close of the exchange on which the security is primarily traded or at the last quoted sales price available at the time when net assets are valued. Unlisted domestic equity securities are valued at the last sale price as of the close of the NYSE. Domestic equity securities traded over-the-counter and domestic equity securities which are not traded on the valuation date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

U.S. government securities are priced at the mean of the bid and ask price. Corporate bonds and other fixed-income securities are generally valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

Foreign securities may trade on weekends or other days when the Fund does not price its shares. While the value of the Fund's assets may change on these days, you will not be able to purchase or redeem Fund shares.

Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Non-exchange traded options are also valued at the mean between the last reported bid and asked prices. Futures contracts are valued at their daily quoted settlement price. For other assets and securities for which no quotations are readily available (including restricted securities) we use methods approved by the Fund's Board of Trustees that are designed to price securities at their fair market value.

For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by an independent pricing service or any major financial institution, including The Chase Manhattan Bank, the Fund's custodian.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually.

Net capital gains, if any, will be distributed annually. Unless a shareholder elects to receive dividends and capital gains distributions in cash, all dividends and capital gains distributions will be automatically paid in additional shares at net asset value of the Portfolio.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfolio may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Portfolio and received by shareholders on the earlier of the date paid or December 31 of the prior year.


                                     TAXES

General

The Portfolio intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends paid by the Portfolio from net investment income will generally qualify, in part, for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

Distributions paid by the Portfolio from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Portfolio. The Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Any loss incurred on the sale or exchange of the shares of the Portfolio, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Additionally, the Fund is required to withhold 31% of taxable dividend capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund. Additional information on tax matters is included in the Statement of Additional Information.

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
The financial highlights                                                                                             The Balanced
table is intended to help                                                                                               Portfolio
you understand the                                                                                                         Period
Portfolio's financial                                                                                    Year             6/30/99(1)
performance. The total                                                                                  Ended             through
return in the table                                                                                  10/31/00            10/31/99
represents the rate that        ----------------------------------------------------------------------------------------------------
an investor would have          Net asset value, beginning of period                                   $7.910              $8.500
earned or lost on an
investment in the               Income (loss) from investment operations:
Portfolio, assuming the
reinvestment of all             Net investment income(2)                                                0.219               0.063
dividends and
distributions. All "per         Net realized and unrealized gain (loss)
share" information               on investments                                                        (0.292)             (0.653)
reflects financial                                                                                     ------              ------
results for a single            Total from investment operations                                       (0.073)             (0.590)
Portfolio share. This                                                                                  ------              ------
information has been            Less dividends and distributions:
audited by Ernst & Young
LLP, whose reports, along       Dividends from net investment income                                   (0.107)                 --
with the Fund's financial
statements, are included        Distributions from net realized gain
in the Fund's annual             on investments                                                            --                  --
reports, which are                                                                                     ------              ------
available upon request by       Total dividends and distributions                                      (0.107)                 --
calling 800-231-8002.                                                                                  ------              ------
                                Net asset value, end of period                                         $7.730              $7.910
                                                                                                       ======              ======
                                Total return(3)                                                        (1.04%)             (6.82%)

                                Ratios and supplemental data:

                                Net assets, end of period (000 omitted)                              $150,937            $212,119

                                Ratio of expenses to average net assets                                 0.66%               0.72%

                                Ratio of expenses to average net assets
                                 prior to expense limitation and
                                 expenses paid indirectly                                               0.72%               0.78%

                                Ratio of net investment income to
                                 average net assets                                                     2.85%               2.30%

                                Ratio of net investment income to
                                 average net assets prior to expense
                                 limitation and expenses paid indirectly                                2.79%               2.20%

                                Portfolio turnover                                                       148%                145%
                                ----------------------------------------------------------------------------------------------------


                                (1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
                                (2) Per share information for the year ended October 31, 2000 was based on the average shares outstanding method.
                                (3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return reflects voluntary expense limitations.

                               APPENDIX A-RATINGS

Bonds

Excerpts from Moody's description of its bond ratings: Aaa-judged to be the best quality. They carry the smallest degree of investment risk; Aa-judged to be of high quality by all standards; A-possess favorable attributes and are considered "upper medium" grade obligations; Baa-considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba-judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B-generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa-are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca-represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C-the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA-highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA-also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A-strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB-regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC-regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C-reserved for income bonds on which no interest is being paid; D-in default, and payment of interest and/or repayment of principal is in arrears.

Excerpts from Fitch's description of its bond ratings: AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances that bonds with higher ratings; BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C-Bonds are in imminent default in payment of interest or principal; and DDD, DD and D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper

Excerpts from Moody's description of its two highest commercial paper ratings:
P-1-the highest grade possessing greatest relative strength; P-2-second highest grade possessing less relative strength than the highest grade.

Excerpts from S&P's description of its two highest commercial paper ratings:
A-1-judged to be the highest investment grade category possessing the highest relative strength; A-2-investment grade category possessing less relative strength than the highest rating.

Delaware Pooled Trust

Additional information about the Portfolio's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's shareholder reports you will find a discussion of the market condi-tions and investment strategies that significantly affected the Portfolio's performance during its last fiscal period. You can find more detailed infor-mation about the Portfolio and the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of these documents by writing to us at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, or calling toll-free 800-231-8002.

You can find reports and other information about the Portfolio on the EDGAR Database on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Portfolio, including the Fund's Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1-202-942-8090.

E-mail

PooledTrust@delinvest.com

Shareholder Inquiries

Call the Fund at 1-800-231-8002

o For Fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Investment Company Act File Number: 811-6322


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


P-DPT (BUR) [--] 2/01

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London



Delaware
Pooled Trust

The Global Fixed Income
Portfolio

Prospectus February 28, 2001

Delaware Pooled Trust (Fund) offers 24 portfolios, which provide a no-load investment alternative for institutional clients and high net-worth individuals. The Fund is designed to meet the investment needs of discerning institutional investors and high net-worth individuals who desire experienced investment management and place a premium on personal service. This Prospectus offers The Global Fixed Income Portfolio (Portfolio).


--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus and any representation to the contrary is a criminal offense.
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

Table of contents

-----------------------------------------------------------------
Risk/Return Summary: Investments, Risks
and Performance
The Global Fixed Income Portfolio                          Page 1

Additional Investment Information                               4

Risk Factors                                                    6

Management of the Fund                                          8
Shareholder Services                                           10

How to Purchase Shares                                         11

Redemption of Shares                                           12
Valuation of Shares                                            13
Dividends and Capital Gains Distributions                      14
Taxes                                                          14

Financial Highlights                                           16

Appendix A                                                     17

Profile: The Global Fixed Income Portfolio

What is the Portfolio's goal?

     The Global Fixed Income Portfolio seeks current income consistent with the preservation of principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is a global fund. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in the fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the Euro. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting ~fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets that we believe will provide ~the United States' domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented ~discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

Our management approach is long-term in orientation, and it is therefore expected that the annual turnover of the portfolio will not exceed 200% under normal circumstances. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign and U.S. companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as foreign and U.S. government securities with the limitations noted below. The Portfolio may invest up to 5% of its assets in fixed-income securities rated below investment grade, including foreign government securities as discussed below.

It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If, however, we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in U.S. government securities, foreign government securities and securities of supranational entities.

--------------------------------------------------------------------------------
With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. These obligations differ mainly in interest rates, maturities and dates of issuance. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, have been determined to be of comparable quality. As noted above, the Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Korea, Luxembourg, The Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries. Any investment the Portfolio may make in other investment companies is limited in amount by the Investment Company Act of 1940 and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with its portfolio of securities.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk ~that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and ~decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign ~currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, and exchange ~control regulations and may incur costs in connection with conversions between currencies. To the extent the Portfolio invests in securities of companies in emerging markets, such investments present a greater degree of risk than tends to be the case for investments in Western Europe and other developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Global Fixed Income Portfolio performed?

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
                                                                       Year-by-year total return (The Global Fixed Income Portfolio)

This bar chart and table can help you evaluate the risks of
investing in The Global Fixed Income Portfolio. We show how
returns for The Global Fixed Income Portfolio have varied
over the past eight calendar years, as well as average
annual returns for one and five years and since
inception-with the average annual returns compared to the
performance of the Salomon Smith Barney World Government
Bond Index. The Salomon Smith Barney World Government Bond
Index is an index of bonds from 14 world government bond
markets with maturities of at least 1 year. The index is
unmanaged and does not include the actual costs of buying,
selling and holding securities. The Portfolio's past
performance does not necessarily indicate how it will
perform in the future. During the periods shown, Delaware
International Advisers Ltd. has voluntarily waived fees and
paid expenses of The Global Fixed Income Portfolio. Returns    19.16%    1.24%  18.96%   14.96%    1.73%   8.68%    -4.05%   2.29%
would be lower without the voluntary waiver and payment.       -------------------------------------------------------------------
                                                                1993     1994    1995     1996     1997    1998      1999    2000

                                                                During the periods illustrated in this bar chart, The Global Fixed
                                                                Income Portfolio's highest quarterly return was 9.07% for the quarter ended December 31, 2000 and its lowest quarterly return was
                                                                -5.18% for the quarter ended December 31, 1999.

                              Average annual returns for periods ending 12/31/99

                                  The Global Fixed    Salomon Smith Barney World
                                  Income Portfolio       Government Bond Index

1 year                                 2.29%                    -5.08%

5 years                                4.52%                     3.10%

Since inception (11/30/92)             7.61%                     6.12%

What are The Global Fixed Income Portfolio's fees and expenses?
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
Shareholder fees are fees paid directly from your investment.     Maximum sales charge (load) imposed on
                                                                   purchases as a percentage of offering price                  None

                                                                  Maximum sales charge (load) imposed on
                                                                   reinvested dividends                                         None

                                                                  Purchase reimbursement fees                                   None

                                                                  Redemption reimbursement fees                                 None

                                                                  Exchange fees                                                 None
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Annual Portfolio operating expenses are deducted from             Investment advisory fees(1)                                  0.50%
The Global Fixed Income Portfolio's assets.
                                                                  Distribution and service (12b-1) fees                         None

                                                                  Other expenses(1)                                            0.21%

                                                                  Total operating expenses(1)                                  0.71%
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This example is intended to help you compare the cost of          1 year                                                         $73
investing in the Portfolio to the cost of investing in other
mutual funds with similar investment objectives. We show the      3 years                                                       $227
cumulative amount of Portfolio expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time      5 years                                                       $395
shown.(2) This is an example only, and does not represent
future expenses, which may be greater or less than those          10 years                                                      $883
shown here.

(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.60% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.39% and 0.60%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Additional Investment Information

The Portfolio's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If the Portfolio's objective were changed, we would notify shareholders before the change became effective. The following chart gives a brief description of the securities in which the Portfolio may invest. The Portfolio may invest in a broad selection of securities consistent with its investment objective and policies. Please see the Statement of Additional Information for additional descriptions and risk information on these investments as well as other investments for the Portfolio.

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                    Securities                                                          How we use them
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
Corporate Bonds: Debt obligations issued by a corporation.      The Portfolio may invest in foreign and U.S. corporate bonds which are generally rated A or better by S&P or Moody's or deemed to be of comparable quality.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities: Fixed-income securities that        The Portfolio may invest in mortgage-backed securities issued or
represent pools of mortgages, with investors receiving          guaranteed by the U.S. government, its agencies or instrumentalities
principal and interest payments as the underlying mortgage      or by government sponsored corporations.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or
instrumentalities, such as the Federal Home Loan Mortgage
Corporation, the Fannie Mae and the Government National
Mortgage Association. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the government or its agencies or
instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs) and Real Estate      The Portfolio may invest in CMOs and REMICs. Certain CMOs and REMICs
Mortgage Investment Conduits (REMICs): CMOs are privately       may have variable or floating interest rates and others may be
issued mortgage-backed bonds whose underlying value is the      stripped. Stripped mortgage securities are generally considered
mortgages that are collected into different pools according     illiquid and to such extent, together with any other illiquid
to their maturity. They are issued by U.S. government           investments, will not exceed 10% of the Portfolio's net assets.
agencies and private issuers. REMICs are privately issued
mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like
CMOs, REMICs offer different pools.
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities: U.S. Treasury securities are        The Portfolio may invest in U.S. government securities. These
backed by the "full faith and credit" of the United States.     securities are issued or guaranteed as to the payment of principal
Securities issued or guaranteed by federal agencies and U.S.    and interest by the U.S. government, or by various agencies or
government sponsored instrumentalities may or may not be        instrumentalities which have been established or sponsored by the
backed by the "full faith and credit" of the United States.     U.S. government.
In the case of securities not backed by the "full faith and
credit" of the United States, investors in such securities
look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment.
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Foreign Government Securities: Debt issued by a government      Foreign government securities purchased by the Portfolio will
other than the United States or by an agency,                   generally be rated in one of the top two rating categories or, if
instrumentality or political subdivision of such                unrated, deemed to be of comparable quality. However, the Portfolio
governments.                                                    may invest up to 5% of its assets in fixed-income securities rated, or comparable to securities rated, below BBB.
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Repurchase Agreements: An agreement between a buyer, such as    While the Portfolio is permitted to do so, it normally does not
the Portfolio, and a seller of securities in which the          invest in repurchase agreements except to invest cash balances or
seller agrees to buy the securities back within a specified     for temporary defensive purposes. In order to enter into these
time at the same price the buyer paid for them, plus an         repurchase agreements, the Portfolio must have collateral of at
amount equal to an agreed upon interest rate. Repurchase        least 102% of the repurchase price. The Portfolio will only enter
agreements are often viewed as equivalent to cash.              into repurchase agreements in which the collateral is composed of
                                                                U.S. government securities. Not more than 10% of the Portfolio's net assets may be invested in repurchase agreements having a maturity in excess of seven days.
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Restricted Securities: Privately placed securities whose        The Portfolio may invest in restricted securities, including
resale is restricted under securities law.                      securities eligible for resale without registration pursuant to Rule
                                                                144A under the Securities act of 1933. To the extent restricted securities are illiquid, the Portfolio will limit its investments in them in accordance with its policy concerning illiquid securities.
                                                                See "Illiquid Securities" below.
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

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                    Securities                                                          How we use them
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities: Securities that do not have a ready        The Portfolio may invest no more than 10% of its net assets in
market, and cannot be easily sold within seven days at          illiquid securities.
approximately the price that the Fund has valued them.
Illiquid securities include repurchase agreements maturing
in more than seven days.
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Short-Term Debt Investments: These instruments include (1)      The Portfolio may invest in these instruments either as a means to
time deposits, certificates of deposit and bankers              achieve its investment objective or, more commonly, as temporary
acceptances issued by a U.S. commercial bank; (2) commercial    defensive investments or pending investment in the Portfolio's
paper of the highest quality rating; (3) short-term debt        principal investment securities. When investing all or a significant
obligations with the highest quality rating; (4) U.S.           portion of the Portfolio's assets in these instruments, the
government securities; and (5) repurchase agreements            Portfolio may not be able to achieve its investment objective.
collateralized by those instruments.
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Time Deposits: Time deposits are non-negotiable deposits        Time deposits maturing in more than seven days will not be purchased
maintained in a banking institution for a specified period      by the Portfolio, and time deposits maturing from two business days
of time at a stated interest rate.                              through seven calendar days will not exceed 10% of the total assets of the Portfolio.
------------------------------------------------------------------------------------------------------------------------------------
When-Issued and Delayed-Delivery Securities: In these           The Portfolio may purchase securities on a when-issued or delayed
transactions, instruments are purchased with payment and        delivery basis. The Portfolio may not enter into when-issued
delivery taking place in the future in order to secure what     commitments exceeding in the aggregate 15% of the market value of
is considered to be an advantageous yield or price at the       the Portfolio's total assets less liabilities other than the
time of the transaction. The payment obligations and the        obligations created by these commitments. The Portfolio will
interest rates that will be received are each fixed at the      designate cash or securities in amounts sufficient to cover its
time the Portfolio enters into the commitment and no            obligations, and will value the designated assets daily.
interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement
could be higher or lower than the purchase price if the
general level of interest rates has changed.
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Securities Lending: These transactions involve the loan of      The Portfolio may loan up to 25% of its assets to qualified
securities owned by the Portfolio to qualified dealers and      brokers/dealers or institutional investors. These transactions, if
investors for their use relating to short-sales or other        any, will generate additional income for the Portfolio.
securities transactions.
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Borrowing From Banks: The Portfolio may have pre-existing       The Portfolio may borrow money as a temporary measure or to
arrangements with banks that permit it to borrow money from     facilitate redemptions. The Portfolio does not intend to increase
time to time.                                                   its net income through borrowing.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs), European Depositary        The Portfolio may invest in sponsored and unsponsored ADRs.
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs
are receipts issued by a U.S. depositary (usually a U.S.        In conjunction with its investments in foreign securities, the
bank) and EDRs and GDRs are receipts issued by a depositary     Portfolio may also invest in sponsored and unsponsored EDRs and
outside of the U.S. (usually a non-U.S. bank or trust           GDRs.
company or a foreign branch of a U.S. bank). Depositary
receipts represent an ownership interest in an underlying
security that is held by the depositary. Generally, the
underlying security represented by an ADR is issued by a
foreign issuer and the underlying security represented by an
EDR or GDR may be issued by a foreign or U.S. issuer.
Sponsored depositary receipts are issued jointly by the
issuer of the underlying security and the depositary, and
unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying
security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends or capital
gains that are made on the underlying security.
------------------------------------------------------------------------------------------------------------------------------------
Brady Bonds: These are debt securities issued under the         The Portfolio may invest in Brady Bonds consistent with its
framework of the Brady Plan, an initiative announced by the     investment objective. We believe that economic reforms undertaken by
U.S. Treasury Secretary Nicholas F. Brady in 1989, as a         countries in connection with the issuance of Brady Bonds may make
mechanism for debtor nations to restructure their               the debt of countries which have issued or have announced plans to
outstanding external indebtedness (generally, commercial        issue Brady Bonds a viable opportunity for investment.
bank debt).
------------------------------------------------------------------------------------------------------------------------------------
Foreign Currency Transactions: The Portfolio will invest in     Although the Portfolio values its assets daily in terms of U.S.
securities of foreign issuers and may hold foreign currency.    dollars, it does not intend to convert its holdings of foreign
In addition, the Portfolio may enter into contracts to          currencies into U.S. dollars on a daily basis. The Portfolio may,
purchase or sell foreign currencies at a future date (i.e.,     however, from time to time, purchase or sell foreign currencies
a "forward foreign currency" contract or "forward"              and/or engage in forward foreign currency transactions in order to
contract). A forward contract involves an obligation to         expedite settlement of Portfolio transactions and to minimize
purchase or sell a specific currency at a future date, which    currency value fluctuations.
may be any fixed number of days from the date of the
contract, agreed upon by the parties, at a price set at the
time of the contract. The Portfolio may enter into forward
contracts to "lock-in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other
currencies in which the transaction will be consummated.
------------------------------------------------------------------------------------------------------------------------------------

Risk Factors

An investment in the Portfolio entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolio. Please see the Statement of Additional Information for additional descriptions and risk information.

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                      Risks                                                       How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Market Risk is the risk that all or a majority of the           The value of the Portfolio's holdings, whether equity or fixed
securities in a certain market-like the stock or bond           income in orientation, fluctuates in response to events affecting
market-will decline in value because of factors such as         markets. In a declining market environment, the value of the
economic conditions, future expectations or investor            Portfolio's securities will generally decline as well. We maintain a
confidence.                                                     long-term approach and focus on securities that we believe can continue to provide returns over an extended period of time regardless of these interim market fluctuations. Generally, we do not try to predict overall market movements or trade for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and Security Risk is the risk that the value of        To seek to reduce these risks for the Portfolio, we limit the amount
securities in a particular industry or the value of an          of the Portfolio's assets invested in any one industry, we limit
individual stock or bond will decline because of changing       investments in any individual security and we follow a rigorous
expectations for the performance of that industry or for the    selection process before choosing securities for the Portfolio.
individual company issuing the stock or bond. Portfolios
that concentrate their investments in a particular industry
or individual security are considered to be subject to
greater risks than portfolios that are not concentrated.
------------------------------------------------------------------------------------------------------------------------------------
Interest Rate Risk is the risk that securities, particularly    The Portfolio is subject to various interest rate risks. We cannot
bonds with longer maturities, will decrease in value if         eliminate that risk, but we do try to address it by monitoring
interest rates rise and increase in value if interest rates     economic conditions, especially interest rate trends and their
fall. Investments in equity securities issued by small and      potential impact on the Portfolio. The Portfolio does not try to
medium sized companies, which often borrow money to finance     increase returns on its investments in debt securities by predicting
operations, may also be adversely affected by rising            and aggressively capitalizing on interest rate movements. The
interest rates.                                                 Portfolio anticipates that average weighted maturity will be in the five-to-ten year range, with a possible shift beyond ten years in a declining interest rate environment and a possible shortening below five years in a rising interest rate environment.
------------------------------------------------------------------------------------------------------------------------------------
Foreign Risk is the risk that foreign securities may be         The Portfolio will invest in securities of foreign issuers, which
adversely affected by political instability, changes in         normally are denominated in foreign currencies, and may hold foreign
currency exchange rates, foreign economic conditions or         currencies directly. We attempt to reduce the risks presented by
inadequate regulatory and accounting standards. In addition,    foreign investments by conducting world-wide fundamental research
there is the possibility of expropriation, nationalization      with an emphasis on company visits. In addition, we monitor current
or confiscatory taxation, taxation of income earned in          economic and market conditions and trends, the political and
foreign nations or other taxes imposed with respect to          regulatory environment and the value of currencies in different
investments in foreign nations, foreign exchange controls,      countries in an effort to identify the most attractive countries and
which may include suspension of the ability to transfer         securities. Additionally, when currencies appear significantly
currency from a given country, and default in foreign           overvalued compared to average real exchange rates, the Portfolio
government securities. As a result of these factors, foreign    may hedge exposure to those currencies for defensive purposes.
securities markets may be less liquid and more volatile than
U.S. markets and a portfolio may experience difficulties and delays in converting foreign currencies back into U.S.
dollars. Such events may cause the value of certain foreign
securities to fluctuate widely and may make it difficult to
accurately value foreign securities.

Several European countries began participating in the
European Economic and Monetary Union, which has established
a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences
of the Euro conversion for foreign exchange rates, interest
rates and the value of European securities in which the
Portfolio may invest are unclear. The consequences may
adversely affect the value and/or increase the volatility of securities held by the Portfolio.
------------------------------------------------------------------------------------------------------------------------------------
Currency Risk is the risk that the value of an investment       The Portfolio may be affected by changes in currency rates and
may be negatively affected by changes in foreign currency       exchange control regulations and may incur costs in connection with
exchange rates. Adverse changes in exchange rates may reduce    conversions between currencies. To hedge this currency risk
or eliminate any gains produced by investments that are         associated with investments in non-U.S. dollar denominated
denominated in foreign currencies and may increase losses.      securities, the Portfolio may invest in forward foreign currency contracts. Those activities pose special risks which do not typically arise in connection with investments in U.S. securities.
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

------------------------------------------------------------------------------------------------------------------------------------
                      Risks                                                       How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Risk is the possibility that the risks         The Portfolio may invest a portion of its assets in securities of
associated with international investing will be greater in      issuers located in emerging markets. The Portfolio cannot eliminate
emerging markets than in more developed foreign markets         these risks but will attempt to reduce these risks through portfolio
because, among other things, emerging markets may have less     diversification, credit analysis, and attention to trends in the
stable political and economic environments. In addition, in     economy, industries and financial markets and other relevant
many emerging markets, there is substantially less publicly     factors.
available information about issuers and the information that is available tends to be of a lesser quality. Economic
markets and structures tend to be less mature and diverse
and the securities markets which are subject to less
government regulation or supervision may also be smaller,
less liquid and subject to greater price volatility.
------------------------------------------------------------------------------------------------------------------------------------
Lower Rated Fixed-Income Securities (high-yield, high risk      The Portfolio may invest up to 5% of its assets in high risk,
securities), while generally having higher yields, are          high-yield fixed-income securities of foreign governments including,
subject to reduced creditworthiness of issuers, increased       with specified limitations, Brady Bonds. The Portfolio will attempt
risks of default and a more limited and less liquid             to reduce these risks through portfolio diversification, credit
secondary market than higher rated securities. These            analysis, attention to trends in the economy, industries and
securities are subject to greater price volatility and risk     financial markets, and complying with the limits on the exposure to
of loss of income and principal than are higher rated           this asset class described in this Prospectus.
securities. Lower rated and unrated fixed-income securities
tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed-income
securities, which react primarily to fluctuations in the
general level of interest rates. Fixed-income securities of
this type are considered to be of poor standing and
primarily speculative. Such securities are subject to a
substantial degree of credit risk.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity Risk is the possibility that securities cannot be     We limit the Portfolio's exposure to illiquid securities as
readily sold within seven days at approximately the price       described under "Additional Investment Information - Illiquid
that the Portfolio values them.                                 Securities."
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover rates reflect the amount of securities       The Portfolio will normally experience an annual portfolio turnover
that are replaced from the beginning of the year to the end     rate exceeding 100%, but that rate is not expected to exceed 200%.
of the year by the Portfolio. The higher the amount of
portfolio activity, the higher the brokerage costs and other transaction costs of the Portfolio are likely to be. The
amount of portfolio activity will also affect the amount of
taxes payable by the Portfolio's shareholders that are
subject to federal income tax, as well as the character
(ordinary income vs. capital gains) of such tax obligations.
------------------------------------------------------------------------------------------------------------------------------------
Prepayment Risk is the risk that homeowners will prepay         The Portfolio may invest in Mortgage-Backed Securities,
mortgages during periods of low interest rates, forcing an      Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage
investor to reinvest money at interest rates that might be      Investment Conduits (REMICs). The Portfolio takes into consideration
lower than those on the prepaid mortgage.                       the likelihood of prepayment when mortgages are selected. The
                                                                Portfolio may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.
------------------------------------------------------------------------------------------------------------------------------------
Non-Diversified Portfolios are believed to be subject to        The Portfolio will not be diversified under the 1940 Act. This means
greater risks because adverse effects on their security         the Portfolio may invest in securities of any one issuer in an
holdings may affect a larger portion of their overall           amount greater than 5% of the Portfolio's total assets. However, the
assets.                                                         Portfolio will satisfy the Internal Revenue Code's diversification requirement, which requires that 50% of the Portfolio's assets be represented by cash, cash items, certain qualifying securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Portfolio's total assets. The Portfolio, in practice, does not intend to be heavily invested in any single particular industry.
------------------------------------------------------------------------------------------------------------------------------------
Transaction costs risk is the risk that the cost of buying,     The Portfolio is subject to transaction costs risk. We strive to
selling and holding foreign securities, including brokerage,    monitor transaction costs and to choose an efficient trading
tax and custody costs, may be higher than those involved in     strategy for the Portfolio.
domestic transactions.
------------------------------------------------------------------------------------------------------------------------------------

Management of the Fund

Trustees

The business and affairs of the Fund and the Portfolio are managed under the direction of the Fund's Board of Trustees. See the Fund's Statement of Additional Information for additional information about the Fund's officers and trustees.

Portfolio Managers

Joanna Bates
Senior Portfolio Manager - Delaware International Advisers Ltd.
Ms. Bates is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that, she was Associate Director, Fixed Interest at Hill Samuel Investment Management which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates has managed The Global Fixed Income Portfolio since July 1999.

John Kirk
Director/Senior Portfolio Manager - Delaware International Advisers Ltd.
Mr. Kirk is a graduate of the University of Wales and received an M.A. in Operations Research from Lancaster University. Prior to joining Delaware International in September of 1998, he was responsible for European and Asian Fixed Income at Royal Bank of Canada in London, and had global responsibility for credit and risk management. He started his career at Ford Motor Company as a member of their operations research group. Mr. Kirk has managed The Global Fixed-Income Portfolio since July 1999.

Christopher A. Moth
Director/Senior Portfolio Manager/Director of Investment Strategy - Delaware International Advisers Ltd.
Mr. Moth is a graduate of The City University London. He joined Delaware International in 1992, having previously worked at Guardian Royal Exchange in an actuarial capacity, where he was responsible for quantitative models and projections. Mr. Moth has been awarded the Certificate in Finance and Investment from the Institute of Actuaries in London. Mr. Moth has managed The Global Fixed Income Portfolio since July 1999.

Investment Adviser

Delaware International Advisers Ltd. ("Delaware International") furnishes investment advisory services to the Portfolio. Delaware International commenced operations as a registered investment adviser in December 1990.

Delaware International has entered into an Investment Advisory Agreement with the Fund on behalf of the Portfolio. Under the Agreement, Delaware International, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the assets of the Portfolio. In this regard, it is Delaware International's responsibility to make investment decisions for the Portfolio. The investment adviser was paid a fee of 0.39% (as a percentage of average daily net assets) for the last fiscal year, reflecting the waiver of fees by Delaware International.

Delaware International is an indirect, wholly owned subsidiary, and subject to the ultimate control, of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Philadelphia, Pennsylvania is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware International's address is 3rd Floor, 80 Cheapside, London, England EC2V 6EE.

From time to time, certain institutional separate accounts advised by Delaware International may invest in the Portfolio. The Portfolio may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming the Portfolio's shares. These transactions will affect the Portfolio, since portfolios that experience redemptions may be required to sell portfolio securities, and portfolios that receive additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolio may be required to sell securities or invest cash at times when they would not otherwise do so. Delaware International, representing the interests of the Portfolio, is committed to minimizing the impact of such transactions on the Portfolio. In addition, the advisers to the institutional separate accounts, are also committed to minimizing the impact on the Portfolio to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.

If permitted under applicable law, in cases where a shareholder of the Portfolio has an investment counseling relationship with Delaware International or its affiliates or related entities, Delaware International may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the Portfolio. This procedure would be utilized with clients having contractual relationships based on total assets managed by Delaware International or its affiliates or related entities to avoid situations where excess advisory fees might be paid to Delaware International. In no event will a client pay higher total advisory fees as a result of the client's investment in the Portfolio.

Administrator

Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware and an indirect, wholly owned subsidiary of DMH, provides the Fund with administrative services pursuant to the Amended and Restated Shareholders Services Agreement with the Fund on behalf of the Portfolio. The services provided under the Amended and Restated Shareholders Services Agreement are subject to the supervision of the officers and trustees of the Fund, and include day-to-day administration of matters related to the legal existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian Bank, and assistance in the preparation of the Fund's registration statements under Federal and State laws. The Amended and Restated Shareholders Services Agreement also provides that DSC will provide the Fund with dividend disbursing and transfer agent services. DSC is located at One Commerce Square, Philadelphia, PA 19103. For its services under the Amended and Restated Shareholders Services Agreement, the Fund pays DSC an annual asset based fee, payable monthly, and allocated among the portfolios of the Fund based on the relative percentage of assets of each portfolio. DSC also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement.

Distributor

Delaware Distributors, L.P. ("DDLP"), One Commerce Square, Philadelphia, PA 19103, serves as the Distributor of the shares of the Portfolio. Under its Distribution Agreement with the Fund on behalf of the Portfolio, DDLP sells shares of the Fund upon the terms and at the current offering price described in this Prospectus. DDLP is not obligated to sell any certain number of shares of the Fund. DDLP is an indirect, wholly owned subsidiary of DMH.

Custodian Bank

The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for the Portfolio.

Independent Auditors

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, serves as independent auditors for the Fund.

                              SHAREHOLDER SERVICES

Special Reports and Other Services. The Fund will provide client shareholders with the following information:

  o Audited annual financial reports

  o Unaudited semi-annual financial reports.

  o Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results and other pertinent data.

In addition, the investment adviser expects to conduct personal reviews no less than annually with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Fund's dedicated telephone number, 1-800-231-8002, is available for shareholder inquiries during normal business hours. You may also obtain the net asset value for the Portfolio by calling this number. Written correspondence should be addressed to:

                           Delaware Pooled Trust
                           One Commerce Square
                           2005 Market Street
                           Philadelphia, PA 19103
                           Attention: Client Services

Exchange Privilege

The Portfolio's shares may be exchanged for shares of the other portfolios or the institutional class shares of the other funds in Delaware Investments based on the respective net asset values of the shares involved and as long as a portfolio's minimum is satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Investments funds, but certain eligibility requirements must be satisfied. An exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to portfolios that are registered for sale in a shareholder's state of residence. The Fund reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to client shareholders.

Please call the Fund for further information on how to exchange shares of the Fund.

How to Purchase Shares

Shares of the Portfolio described in this Prospectus are offered directly to institutions and high net-worth individual investors at net asset value with no sales commissions or 12b-1 charges.

Minimum Investments. The minimum investment is $1,000,000 and there are no minimums for subsequent investments in the Portfolio where the minimum initial investment has been satisfied.

Purchase Price. You may buy shares at the Portfolio's net asset value per share
(NAV), which is calculated as of the close of the New York Stock Exchange's
(NYSE) regular trading hours (ordinarily 4:00 P.M. Eastern Time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Except in the case of in-kind purchases, an order will be accepted by the Fund after (1) the Fund is notified by telephone of your purchase order and (2) Federal Funds, or a check in good order, have been delivered to the Fund's agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the following business day.

How to Purchase Shares By Federal Funds Wire

Purchases of shares of the Portfolio may be made by having your bank wire Federal Funds to Bank of New York as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

  o First, telephone the Fund at 1-800-231-8002 and provide us with the account name, address, telephone number, Tax Identification Number, the Portfolio's name, the amount being wired and by which bank and which specific branch, if applicable. We will provide you with a Fund account number.

  o Second, instruct your bank to wire the specified amount of Federal Funds to Bank of New York, ABA #021000018, Bank Account # 8900403748. The funds should be sent to the attention of Delaware Pooled Trust (be sure to have your bank include the name of the Portfolio, the account number assigned to you and your account name). Federal Funds purchase orders will be accepted only on a day on which the Fund, the NYSE, Bank of New York and The Chase Manhattan Bank, the Fund's custodian are open for business.

  o Third, complete the Account Registration Form within two days and mail it to:

                             Delaware Pooled Trust
                             One Commerce Square
                             2005 Market Street
                             Philadelphia, PA 19103
                             Attn: Client Services

How to Purchase Shares By Mail

Purchases of shares of the Portfolio may also be made by mailing a check payable to the Portfolio to the above address. Please be sure to complete an Investment Application and deliver it along with your check.

Additional Investments

You may add to your shareholder account at any time and in any amount. Procedures are the same as those to be followed for a new account:

  o First, notify the Fund of your impending purchase by calling us at 1-800-231-8002.

  o Then you must be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to First Union Bank or delivery of a check by mail.

Redemption of Shares

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below.

The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio. Shares of the Portfolio may, under certain circumstances, be required to be redeemed in-kind in portfolio securities, as noted below.

By Mail or FAX Message

The Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order." "Good order" for purposes of mail or FAX message redemptions means that the request to redeem must include the following documentation:

  o A letter of instruction specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) exactly as it appears on the Account Registration Form.

  o If you wish to change the name of the commercial bank or account designation to receive the redemption proceeds as provided in the Account Registration Form, a separate written request must be submitted to the Fund at the address listed below. Under certain circumstances, the Fund may require that a signature guarantee accompany your request. Copies of the request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Fund will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling the Fund.

    Send your requests to:

                             Delaware Pooled Trust
                             Attn: Client Services
                             One Commerce Square
                             2005 Market Street
                             Philadelphia, PA 19103
                             FAX #215-255-1162

By Telephone

  o If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares by calling the Fund at 1-800-231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified on the Account Registration Form.

  o Shares cannot be redeemed by telephone if stock certificates are held for those shares or in instances when the special in-kind redemption procedures are triggered, as described below. Please contact the Fund for further details.

  o Redemption requests will be priced at the net asset value next determined after the request is received.

  o The Fund will provide written confirmation for all purchase, exchange and redemption transactions initiated by telephone.

  o To change the name of the commercial bank or account designated to receive the redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder. Under certain circumstances, the Fund may require that a signature guarantee accompany your request.

  o In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or FAX message, pursuant to the procedures described above.

  o The Fund's telephone redemption privileges and procedures may be modified or terminated by the Fund only upon written notice to the Fund's client shareholders.

With respect to such telephone transactions, the Fund will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or Delaware Service Company, Inc. may be liable for any losses due to unauthorized or fraudulent transactions. Neither the Fund, the Portfolio nor the Fund's transfer agent, Delaware Service Company, Inc., is responsible for any losses incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine.

Redemptions In-Kind or Similar Procedures. Institutions proposing to redeem an amount which, at the time they notify the Fund of their intention to redeem (as described below), would constitute 5% or more of the assets of the Portfolio will, under normal circumstances, and if applicable law permits, be required to accept their redemption proceeds in-kind in Portfolio securities, unless they elect another procedure which will have the same economic effect as an in-kind redemption. In either case, an investor that is required to redeem shares pursuant to this election will bear the brokerage or other transaction costs of selling the Portfolio securities representing the value of their redeemed shares. Investors in the Portfolio should contact the Fund at 1-800-231-8002 for further information.

Eligible investors who have an existing investment counseling relationship with Delaware or Delaware International, or their affiliates, will not be subject to the Fund's in-kind redemption requirements until such time as the Fund receives appropriate regulatory approvals to permit such redemptions for the account of such eligible investors.

Important Redemption Information. Because the Fund's shares are sold to institutions and high net-worth individual investors with a relatively high investment minimum, Fund shareholders likely will hold a significant number of Fund shares. For this reason, the Fund requests that shareholders proposing to make a large redemption order give the Fund at least ten days advanced notice of any such order. This request can easily be satisfied by calling the Fund at 1-800-231-8002, and giving notification of your future intentions.

Once a formal redemption order is received, the Fund, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three business days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission ("Commission").

As noted above, or if the Fund otherwise determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by the Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of Portfolio securities so received in payment of redemptions.

Due to the relatively high cost of maintaining shareholder accounts, the Fund reserves the right to redeem shares in the Portfolio if the value of your holdings in the Portfolio is below $500,000. The Fund, however, will not redeem shares based solely upon market reductions in net asset value. If the Fund intends to take such action, a shareholder would be notified and given 90 days to make an additional investment before the redemption is processed.

                              VALUATION OF SHARES

The net asset value per share of the Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined as of the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are generally valued at the last quoted sale price at the close of the exchange on which the security is primarily traded or at the last quoted sale price available at the time when net assets are valued. Unlisted domestic equity securities are valued at the last sale price as of the close of the NYSE. Domestic equity securities traded over-the-counter and domestic equity securities which are not traded on the valuation date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

U.S. Government securities are priced at the mean of the bid and ask price. Corporate bonds and other fixed-income securities are generally valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

Foreign securities may trade on weekends or other days when the Fund does not price its shares. While the value of the Fund's assets may change on these days, you will not be able to purchase or redeem Fund shares.

Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Non-exchange traded options are also valued at the mean between the last reported bid and asked prices. Futures contracts are valued at their daily quoted settlement price. For other assets and securities for which no quotations are readily available (including restricted securities) we use methods approved by the Fund's Board of Trustees that are designed to price securities at their fair market value.

For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by an independent pricing service or any major financial institution, including The Chase Manhattan Bank, the Fund's custodian.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Portfolio expects to declare and distribute dividends monthly.

Net capital gains, if any, will be distributed annually. Unless a shareholder elects to receive dividends and capital gains distributions in cash, all dividends and capital gains distributions will be automatically paid in additional shares at net asset value of the Portfolio.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfolio may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Portfolio and received by shareholders on the earlier of the date paid or December 31 of the prior year.


                                     TAXES
General

The Portfolio intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares.

Distributions paid by the Portfolio from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Portfolio. The Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Any loss incurred on the sale or exchange of the shares of the Portfolio, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Additionally, the Fund is required to withhold 31% of taxable dividend capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

Foreign Taxes

The Portfolio may elect to "pass-through" to its shareholders the amount of foreign income taxes paid by the Portfolio. The Portfolio will make such an election only if it deems it to be in the best interests of its shareholders. If this election is made, shareholders of the Portfolio will be required to include in their gross income their pro-rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro-rata share of foreign taxes as either an itemized deduction or a foreign tax credit (but not both) against U.S. income taxes on their tax return.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund. Additional information on tax matters is included in the Statement of Additional Information.

Financial Highlights


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   The Global Fixed Income Portfolio
The financial
highlights table is
intended to help you                                                                                                Year Ended 10/31
understand the                                                              2000        1999         1998        1997         1996
Portfolio's financial      Net asset value, beginning of period           $10.260     $11.060      $11.220     $11.620      $11.040
performance. The total
returns in the table       Income (loss) from investment
represent the rate that     operations:
an investor would have
earned or lost on an       Net investment income(1)                         0.548       0.606        0.610       0.721        0.777
investment in the
Portfolio, assuming the    Net realized and unrealized gain (loss) on
reinvestment of all         investments and foreign currencies             (1.498)     (0.851)       0.037      (0.116)       0.725
dividends and                                                              ------     -------      -------     -------      -------
distributions. All "per    Total from investment operations                (0.950)     (0.245)       0.647       0.605        1.502
share" information                                                         ------     -------      -------     -------      -------
reflects financial         Less dividends and distributions:
results for a single
Portfolio share. This      Dividends from net investment income            (0.114)     (0.433)      (0.630)     (0.835)      (0.720)
information has been
audited by Ernst &         In excess of net investment income              (0.096)         --           --          --           --
Young LLP, whose
reports, along with the    Distributions from net realized
Fund's financial            gain on investments                                --      (0.122)      (0.177)     (0.170)      (0.202)
statements, are
included in the Fund's     Return of capital                               (0.150)         --           --          --           --
annual reports, which                                                      ------     -------      -------     -------      -------
are available upon         Total dividends and distributions               (0.360)     (0.555)      (0.807)     (1.005)      (0.922)
request by calling                                                         ------     -------      -------     -------      -------
800-231-8002.              Net asset value, end of period                  $8.950     $10.260      $11.060     $11.220      $11.620
                                                                           ======     =======      =======     =======      =======
                           Total return(2)                                 (9.51%)     (2.33%)       6.28%       5.59%       16.40%

                           Ratios and supplemental data:

                           Net assets, end of period (000 omitted)       $389,290    $619,795     $660,741    $431,076     $252,068

                           Ratio of expenses to average net assets          0.60%       0.60%        0.60%       0.60%        0.60%

                           Ratio of expenses to average net assets
                            prior to expense limitation and
                            expenses paid indirectly                        0.71%       0.62%        0.62%       0.65%        0.66%

                           Ratio of net investment income
                            to average net assets                           5.71%       5.68%        5.71%       6.28%        8.52%

                           Ratio of net investment income
                            to average net assets
                            prior to expense limitation
                            and expenses paid indirectly                    5.60%       5.66%        5.69%       6.23%        8.46%

                           Portfolio turnover                                 53%        101%         131%        114%          63%

                           ---------------------------------------------------------------------------------------------------------

(1) Per share information for the years ended October 31, 1998, 1999 and 2000 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return reflects voluntary expense limitations.

                               APPENDIX A-RATINGS
Bonds

Excerpts from Moody's description of its bond ratings: Aaa-judged to be the best quality. They carry the smallest degree of investment risk; Aa-judged to be of high quality by all standards; A-possess favorable attributes and are considered "upper medium" grade obligations; Baa-considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba-judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B-generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa-are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca-represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C-the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA-highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA-also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A-strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB-regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC-regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C-reserved for income bonds on which no interest is being paid; D-in default, and payment of interest and/or repayment of principal is in arrears.

Excerpts from Fitch's description of its bond ratings: AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances that bonds with higher ratings; BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C-Bonds are in imminent default in payment of interest or principal; and DDD, DD and D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper

Excerpts from Moody's description of its two highest commercial paper ratings:
P-1-the highest grade possessing greatest relative strength; P-2-second highest grade possessing less relative strength than the highest grade.

Excerpts from S&P's description of its two highest commercial paper ratings:
A-1-judged to be the highest investment grade category possessing the highest relative strength; A-2-investment grade category possessing less relative strength than the highest rating.

Delaware Pooled Trust

Additional information about the Portfolio's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's shareholder reports you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal period. You can find more detailed information about the Portfolio and the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of these documents by writing to us at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, or calling toll-free 800-231-8002.

You can find reports and other information about the Portfolio on the Edgar Database on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Portfolio, including the Fund's Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1-202-942-8090.

E-mail

PooledTrust@delinvest.com

Shareholder Inquiries

Call the Fund at 1-800-231-8002

o For Fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.


Investment Company Act File Number: 811-6322


DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia o London


P-DPT(GFI) [--] 2/01